Exhibit 99.2 Investor Presentation JUNE 2021 Exhibit 99.2 Investor Presentation JUNE 2021

Disclaimer 165 179 215 179 Confidentiality, Proprietary Information and Forward-Looking Statements 208 179 Confidentiality and Disclosures This presentation has been prepared for use by Thayer Ventures Acquisition Corp (“TVAC”) and Inspirato LLC (“Inspirato”) in connection with their proposed business combination. This presentation is for information purposes only and is being provided to you solely in your capacity as a potential 159 145 investor in considering an investment in TVAC and may not be reproduced or redistributed, in whole or in part, without the prior written consent of TVAC and Inspirato. Neither TVAC nor Inspirato makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in TVAC and are not intended 186 202 to form the basis of any investment decision in TVAC. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your 207 188 own decisions and perform your own independent investment analysis of an investment in TVAC and the transactions contemplated in this presentation. This presentation and any other oral or written statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, 255 187 or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 255 206 Forward-Looking Statements 204 217 Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding TVAC’s or Inspirato’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demands and growth potential of the markets for Inspirato’s products and Inspirato’s ability to serve those markets, (ii) the degree of market acceptance and adoption of Inspirato’s products, (iii) Inspirato’s ability to compete with other companies engaged in the luxury travel industry, (iv) Inspirato’s ability to continue to obtain new and renew its existing supply of luxury travel properties; Inspirato’s ability to attract and retain members, (v) the implied upside and implied valuation of Inspirato and (vi) Inspirator's projected financial results, including whether Inspirato may optimize or prioritize for growth or margin within the projected years and the resulting actual financial results and performance for such projected years. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may 255 identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject 255 to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of TVAC’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the business combination, which is expected to be filed by TVAC with the Securities and Exchange Commission (the “SEC”) and other documents filed by TVAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking 0 statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TVAC and Inspirato assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TVAC nor Inspirato gives any assurance that either TVAC or Inspirato will achieve its expectations. Use of Projections The financial projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond TVAC’s and Inspirato’s control. While all financial projections, estimates and targets are necessarily speculative, TVAC and Inspirato believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. In particular, assumptions around increased margins are predicated on reducing growth-oriented acquisition and operating spend, achieving economies of scale and in-destination critical mass and a reduction in operating expenses. There can be no assurance that Inspirato w ill be able to achieve these efficiencies and cost reductions or that if Inspirato does achieve them they will have the desired effect. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that TVAC and Inspirato, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Use of Data The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. TVAC and Inspirato assume no obligation to update the information in this presentation. Further, the Inspirato financial data, 2012 through 2019, included in this presentation were audited in accordance with private company AICPA standards. 2020 financial data has not been audited. Accordingly, such information and data may not be included, may be adjusted, or may be presented differently, in any proxy statement/prospectus to be filed with the SEC. In addition, this presentation includes data and financial information that may differ from Inspirato’s actual data and financial information presented in any such proxy statement/prospectus. Inspirato is currently in the process of undergoing audits for 2018, 2019 and 2020 in accordance with PCAOB standards. Disclaimer 165 179 215 179 Confidentiality, Proprietary Information and Forward-Looking Statements 208 179 Confidentiality and Disclosures This presentation has been prepared for use by Thayer Ventures Acquisition Corp (“TVAC”) and Inspirato LLC (“Inspirato”) in connection with their proposed business combination. This presentation is for information purposes only and is being provided to you solely in your capacity as a potential 159 145 investor in considering an investment in TVAC and may not be reproduced or redistributed, in whole or in part, without the prior written consent of TVAC and Inspirato. Neither TVAC nor Inspirato makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in TVAC and are not intended 186 202 to form the basis of any investment decision in TVAC. This presentation does not constitute either advice or a recommendation regarding any securities. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your 207 188 own decisions and perform your own independent investment analysis of an investment in TVAC and the transactions contemplated in this presentation. This presentation and any other oral or written statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, 255 187 or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 255 206 Forward-Looking Statements 204 217 Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding TVAC’s or Inspirato’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demands and growth potential of the markets for Inspirato’s products and Inspirato’s ability to serve those markets, (ii) the degree of market acceptance and adoption of Inspirato’s products, (iii) Inspirato’s ability to compete with other companies engaged in the luxury travel industry, (iv) Inspirato’s ability to continue to obtain new and renew its existing supply of luxury travel properties; Inspirato’s ability to attract and retain members, (v) the implied upside and implied valuation of Inspirato and (vi) Inspirator's projected financial results, including whether Inspirato may optimize or prioritize for growth or margin within the projected years and the resulting actual financial results and performance for such projected years. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may 255 identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject 255 to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of TVAC’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the business combination, which is expected to be filed by TVAC with the Securities and Exchange Commission (the “SEC”) and other documents filed by TVAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking 0 statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TVAC and Inspirato assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TVAC nor Inspirato gives any assurance that either TVAC or Inspirato will achieve its expectations. Use of Projections The financial projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond TVAC’s and Inspirato’s control. While all financial projections, estimates and targets are necessarily speculative, TVAC and Inspirato believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. In particular, assumptions around increased margins are predicated on reducing growth-oriented acquisition and operating spend, achieving economies of scale and in-destination critical mass and a reduction in operating expenses. There can be no assurance that Inspirato w ill be able to achieve these efficiencies and cost reductions or that if Inspirato does achieve them they will have the desired effect. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that TVAC and Inspirato, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Use of Data The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. TVAC and Inspirato assume no obligation to update the information in this presentation. Further, the Inspirato financial data, 2012 through 2019, included in this presentation were audited in accordance with private company AICPA standards. 2020 financial data has not been audited. Accordingly, such information and data may not be included, may be adjusted, or may be presented differently, in any proxy statement/prospectus to be filed with the SEC. In addition, this presentation includes data and financial information that may differ from Inspirato’s actual data and financial information presented in any such proxy statement/prospectus. Inspirato is currently in the process of undergoing audits for 2018, 2019 and 2020 in accordance with PCAOB standards.

Disclaimer (cont.) 165 179 215 179 Key Performance Metrics and Use of Non-GAAP Financial Measures 208 179 This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted EBITDA and Adjusted EBITDA Margin. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs. Inspirato defines Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. Using any such financial measure to analyze Inspirato’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to 159 145 this presentation. Inspirato believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Inspirato. Inspirato’s management uses forward-looking non-GAAP measures to evaluate Inspirato’s projected 186 202 financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures, including that they exclude significant expenses that are required by GAAP to be recorded in Inspirato’s financial measures. In addition, other companies may calculate non- GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Inspirato’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures 207 188 are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. This presentation includes certain key performance metrics, such as ARR, LTV / CAC, total subscribers and total nights delivered. Inspirato's management uses these key performance metrics to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions. Our key performance metrics may differ from estimates published by third parties or from similarly titled metrics of other companies due to differences in methodology. Such key performance metrics and non-GAAP financial measures may not be included, may be 255 187 adjusted, or may be presented differently, in any proxy statement/prospectus to be filed with the SEC. 255 206 Changes and Additional Information in Connection with SEC Filing 204 217 The information in this presentation has not been reviewed by the U.S. Securities and Exchange Commission (the “SEC”) and certain information, such as the ﬁnancial measures referenced above, may not comply in certain respects with SEC rules. TVAC intends to ﬁle a registration statement on Form S- 4 (the “Registration Statement”) that includes a preliminary proxy statement, consent solicitation statement and prospectus w ith respect to TVAC’s securities to be issued in connection with the proposed business combination that also constitutes a preliminary prospectus of TVAC and will mail a deﬁnitive proxy statement/consent solicitation statement/prospectus and other relevant documents to its stockholders. The Registration Statement is not yet eﬀective. The Registration Statement, including the proxy statement/consent solicitation statement/prospectus contained therein, when it is declared eﬀective by the SEC, will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of TVAC’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”) and is not intended to provide the 255 basis for any investment decision or any other decision in respect of such matters. TVAC may also ﬁle other documents with the SEC regarding this proposed business combination. TVAC stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/consent solicitation statement/prospectus, as well as any amendments or supplements thereto, because they will contain important information about the proposed business combination. When available, the deﬁnitive proxy statement/consent solicitation statement/prospectus will be 255 mailed to TVAC stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at the Special Meeting. 0 Participation in Solicitation TVAC and Inspirato and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of TVAC’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of TVAC’s directors and officers in TVAC’s filings with the SEC, including TVAC’s registration statement on Form S-1, which was originally filed with the SEC on October 8, 2020, as amended. To the extent that holdings of TVAC’s securities have changed from the amounts reported in TVAC’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on the Registration Statement filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TVAC’s shareholders in connection with the proposed business combination is set forth in the proxy statement/prospectus on the Registration Statement for the proposed business combination, which is expected to be filed by TVAC with the SEC. Investors and security holders of TVAC and Inspirato are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about TVAC and Inspirato through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by TVAC can be obtained free of charge by directing a written request to Thayer Ventures Acquisition Corp. 25852 McBean Parkway, Suite 508, Valencia CA 91355. Trademarks TVAC and Inspirato own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with TVAC or Inspirato, or an endorsement or sponsorship by or of TVAC or Inspirato. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that TVAC or Inspirato will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Disclaimer (cont.) 165 179 215 179 Key Performance Metrics and Use of Non-GAAP Financial Measures 208 179 This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted EBITDA and Adjusted EBITDA Margin. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs. Inspirato defines Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. Using any such financial measure to analyze Inspirato’s business would have material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to 159 145 this presentation. Inspirato believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Inspirato. Inspirato’s management uses forward-looking non-GAAP measures to evaluate Inspirato’s projected 186 202 financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures, including that they exclude significant expenses that are required by GAAP to be recorded in Inspirato’s financial measures. In addition, other companies may calculate non- GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Inspirato’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures 207 188 are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. This presentation includes certain key performance metrics, such as ARR, LTV / CAC, total subscribers and total nights delivered. Inspirato's management uses these key performance metrics to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions. Our key performance metrics may differ from estimates published by third parties or from similarly titled metrics of other companies due to differences in methodology. Such key performance metrics and non-GAAP financial measures may not be included, may be 255 187 adjusted, or may be presented differently, in any proxy statement/prospectus to be filed with the SEC. 255 206 Changes and Additional Information in Connection with SEC Filing 204 217 The information in this presentation has not been reviewed by the U.S. Securities and Exchange Commission (the “SEC”) and certain information, such as the ﬁnancial measures referenced above, may not comply in certain respects with SEC rules. TVAC intends to ﬁle a registration statement on Form S- 4 (the “Registration Statement”) that includes a preliminary proxy statement, consent solicitation statement and prospectus w ith respect to TVAC’s securities to be issued in connection with the proposed business combination that also constitutes a preliminary prospectus of TVAC and will mail a deﬁnitive proxy statement/consent solicitation statement/prospectus and other relevant documents to its stockholders. The Registration Statement is not yet eﬀective. The Registration Statement, including the proxy statement/consent solicitation statement/prospectus contained therein, when it is declared eﬀective by the SEC, will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of TVAC’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”) and is not intended to provide the 255 basis for any investment decision or any other decision in respect of such matters. TVAC may also ﬁle other documents with the SEC regarding this proposed business combination. TVAC stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/consent solicitation statement/prospectus, as well as any amendments or supplements thereto, because they will contain important information about the proposed business combination. When available, the deﬁnitive proxy statement/consent solicitation statement/prospectus will be 255 mailed to TVAC stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at the Special Meeting. 0 Participation in Solicitation TVAC and Inspirato and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of TVAC’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of TVAC’s directors and officers in TVAC’s filings with the SEC, including TVAC’s registration statement on Form S-1, which was originally filed with the SEC on October 8, 2020, as amended. To the extent that holdings of TVAC’s securities have changed from the amounts reported in TVAC’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on the Registration Statement filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TVAC’s shareholders in connection with the proposed business combination is set forth in the proxy statement/prospectus on the Registration Statement for the proposed business combination, which is expected to be filed by TVAC with the SEC. Investors and security holders of TVAC and Inspirato are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about TVAC and Inspirato through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by TVAC can be obtained free of charge by directing a written request to Thayer Ventures Acquisition Corp. 25852 McBean Parkway, Suite 508, Valencia CA 91355. Trademarks TVAC and Inspirato own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with TVAC or Inspirato, or an endorsement or sponsorship by or of TVAC or Inspirato. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that TVAC or Inspirato will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Today’s presenters 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Brent Handler Web Neighbor Chris Hemmeter Mark Farrell F O U N D E R & C E O C H I E F F I N A N C I A L O FF I C E R C O - C E O C O - C E O 18+ years experience in the 15+ years in corporate finance 35+ years experience in 18+ years experience in travel travel industry and real estate travel and hospitality and transportation Today’s presenters 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Brent Handler Web Neighbor Chris Hemmeter Mark Farrell F O U N D E R & C E O C H I E F F I N A N C I A L O FF I C E R C O - C E O C O - C E O 18+ years experience in the 15+ years in corporate finance 35+ years experience in 18+ years experience in travel travel industry and real estate travel and hospitality and transportation

Thayer Ventures & TVAC overview 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 TVAC Overview Industry DNA Our Target Thesis 255 255 0 • Travel technology company with scale, growth and • Affiliated with Thayer Ventures, Comprised of investors from the travel revenue visibility in an asset-light model TVAC is supported by a prominent investment platform for promising industry including major real estate • Proprietary technology and significant barriers to entry travel and transportation 1 owners, global hotel brands, industry entrepreneurs since 2009 • Compelling narrative through COVID-19 with resilient business model experts and executives from leading 2 • $176 million SPAC formed in order to invest in the travel and • Visionary management team and culture of innovation corporations across the global travel sector ready to go “on offense” and propel growth post-COVID transportation market Notes: 1. TVAC 2020 10-K SEC filing 2. Based on cash in trust disclosed in TVAC 2020 10-K SEC filing Thayer Ventures & TVAC overview 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 TVAC Overview Industry DNA Our Target Thesis 255 255 0 • Travel technology company with scale, growth and • Affiliated with Thayer Ventures, Comprised of investors from the travel revenue visibility in an asset-light model TVAC is supported by a prominent investment platform for promising industry including major real estate • Proprietary technology and significant barriers to entry travel and transportation 1 owners, global hotel brands, industry entrepreneurs since 2009 • Compelling narrative through COVID-19 with resilient business model experts and executives from leading 2 • $176 million SPAC formed in order to invest in the travel and • Visionary management team and culture of innovation corporations across the global travel sector ready to go “on offense” and propel growth post-COVID transportation market Notes: 1. TVAC 2020 10-K SEC filing 2. Based on cash in trust disclosed in TVAC 2020 10-K SEC filing

Agenda 165 179 215 179 208 179 159 145 186 202 207 188 Section 1 Company Overview 255 187 255 206 204 217 Section 2 Business Highlights 255 255 0 Section 3 Financial & Transaction Summary Section 4 Appendix Agenda 165 179 215 179 208 179 159 145 186 202 207 188 Section 1 Company Overview 255 187 255 206 204 217 Section 2 Business Highlights 255 255 0 Section 3 Financial & Transaction Summary Section 4 Appendix

165 179 215 179 208 179 Section 1. Company Overview 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Sonoma, CA 165 179 215 179 208 179 Section 1. Company Overview 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Sonoma, CA

165 179 215 179 208 179 159 145 186 202 207 188 255 187 MI S S I O N S T A T E M E N T 255 206 204 217 Deliver exceptional luxury travel 255 255 0 experiences with superior service and certainty 165 179 215 179 208 179 159 145 186 202 207 188 255 187 MI S S I O N S T A T E M E N T 255 206 204 217 Deliver exceptional luxury travel 255 255 0 experiences with superior service and certainty

Inspirato founders revolutionized luxury subscription travel 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 1 255 255 0 2000 2002 2010 2019 2021 • Closed-ended luxury vacation club • Open-ended luxury vacation • Introduced luxury travel subscription with owned real estate club with leased real estate with no nightly rates, taxes or fees • 6-figure initiation fee and set price • Affordable subscriptions with • Highly complementary with for committed annual usage variable nightly rates Inspirato Club offering Note: 1. Founders left Exclusive Resorts in 2009; founded Inspirato in 2010 Inspirato founders revolutionized luxury subscription travel 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 1 255 255 0 2000 2002 2010 2019 2021 • Closed-ended luxury vacation club • Open-ended luxury vacation • Introduced luxury travel subscription with owned real estate club with leased real estate with no nightly rates, taxes or fees • 6-figure initiation fee and set price • Affordable subscriptions with • Highly complementary with for committed annual usage variable nightly rates Inspirato Club offering Note: 1. Founders left Exclusive Resorts in 2009; founded Inspirato in 2010

Inspirato at a glance 165 179 215 179 TOTA L R EVENUE B Y TH E NUMB ER S 208 179 ( $ i n m m ) $885 159 145 186 202 $366mm $201mm 4.0x ‘12 – ’19 CAGR: 39% 207 188 1 2 2022E Revenue 2022E ARR 2021E LTV / CAC ‘21 – ’25 CAGR: 41% $685 255 187 255 206 12,500+ 686,000+ ~$85mm 204 217 3 4 5 Total Subscribers Total Nights Delivered Total Raised $507 255 R EPR ES ENTATIVE R EPR ES ENTATIVE 255 $366 0 INVES TOR S PAR TNER S $222 $220 $178 $164 $165 $157 $118 $89 $46 $22 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Annual Recurring Revenue (“ARR”) is defined as the annualized value of all recurring revenue, excluding enrollment fees but inclusive of any annual membership dues, from active subscribers at the end of a period. ARR is not necessarily indicative of future revenue recognition or growth and does not include consideration of enrollment fees and usage-based revenue 2. Lifetime Value (“LTV”) is calculated as total subscription and usage-based revenue (including enrollment fees) for a subscriber’s expected time as a subscriber and adjusted for assumed margin based on management estimates. LTV includes revenue from upgrades (i.e., Club to Pass upgrades and Dues Only adding Pass). For purposes of calculating total LTV, Inspirato calculates LTV for each subscription type and calculates a weighted average by estimated mix of new subscriber types. Customer Acquisition Cost (“CAC”) is calculated as total customer acquisition spend divided by customers acquired for a given period 3. Total Subscribers as of 03/31/2021 includes all Inspirato Pass, Inspirato Club, Pass+Membership, Hotel Access and Membership Only subscribers 4. Total nights delivered through 03/31/2021 includes all Paid, Inspirato Pass, employee and other complimentary nights in all residences and hotels; excludes bookings from experience travel and Inspirato Travel Services; Nights delivered and booked as of 06/25/2021 inclusive of Residences, Hotels, experience travel, and Inspirato Travel services total more than 850,000 5. Total equity capital raised as of 04/15/2021 Inspirato at a glance 165 179 215 179 TOTA L R EVENUE B Y TH E NUMB ER S 208 179 ( $ i n m m ) $885 159 145 186 202 $366mm $201mm 4.0x ‘12 – ’19 CAGR: 39% 207 188 1 2 2022E Revenue 2022E ARR 2021E LTV / CAC ‘21 – ’25 CAGR: 41% $685 255 187 255 206 12,500+ 686,000+ ~$85mm 204 217 3 4 5 Total Subscribers Total Nights Delivered Total Raised $507 255 R EPR ES ENTATIVE R EPR ES ENTATIVE 255 $366 0 INVES TOR S PAR TNER S $222 $220 $178 $164 $165 $157 $118 $89 $46 $22 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Annual Recurring Revenue (“ARR”) is defined as the annualized value of all recurring revenue, excluding enrollment fees but inclusive of any annual membership dues, from active subscribers at the end of a period. ARR is not necessarily indicative of future revenue recognition or growth and does not include consideration of enrollment fees and usage-based revenue 2. Lifetime Value (“LTV”) is calculated as total subscription and usage-based revenue (including enrollment fees) for a subscriber’s expected time as a subscriber and adjusted for assumed margin based on management estimates. LTV includes revenue from upgrades (i.e., Club to Pass upgrades and Dues Only adding Pass). For purposes of calculating total LTV, Inspirato calculates LTV for each subscription type and calculates a weighted average by estimated mix of new subscriber types. Customer Acquisition Cost (“CAC”) is calculated as total customer acquisition spend divided by customers acquired for a given period 3. Total Subscribers as of 03/31/2021 includes all Inspirato Pass, Inspirato Club, Pass+Membership, Hotel Access and Membership Only subscribers 4. Total nights delivered through 03/31/2021 includes all Paid, Inspirato Pass, employee and other complimentary nights in all residences and hotels; excludes bookings from experience travel and Inspirato Travel Services; Nights delivered and booked as of 06/25/2021 inclusive of Residences, Hotels, experience travel, and Inspirato Travel services total more than 850,000 5. Total equity capital raised as of 04/15/2021

The Inspirato platform 165 179 215 179 208 179 C L U B FO R E X C L U S I V E A C C E S S T O : W I T H E N D - T O - E N D S E R V I C E 159 145 186 202 207 188 Monthly Exclusive Enrollment Inspiration Subscription Nightly Rates Fee 255 187 385+ 500+ $600 $600 255 206 1 1 Residences Hotels & Resorts 204 217 P A S S Personal 255 Advisor 255 0 Experiences Partners & Events Monthly Enrollment NO Nightly Subscription Fee Experience Booking Rates, Taxes, $2,500 $2,500 or Fees S U P E R I O R T O T R A D I T I O NA L H O S P I TA L I T Y Highly Visible Subscription Revenue Captive, Zero-Cost Demand Profitable Loyalty Program Note: 1. As of 04/15/2021; Inspirato’s portfolio of Residences and Hotels are located across more than 240 unique locations The Inspirato platform 165 179 215 179 208 179 C L U B FO R E X C L U S I V E A C C E S S T O : W I T H E N D - T O - E N D S E R V I C E 159 145 186 202 207 188 Monthly Exclusive Enrollment Inspiration Subscription Nightly Rates Fee 255 187 385+ 500+ $600 $600 255 206 1 1 Residences Hotels & Resorts 204 217 P A S S Personal 255 Advisor 255 0 Experiences Partners & Events Monthly Enrollment NO Nightly Subscription Fee Experience Booking Rates, Taxes, $2,500 $2,500 or Fees S U P E R I O R T O T R A D I T I O NA L H O S P I TA L I T Y Highly Visible Subscription Revenue Captive, Zero-Cost Demand Profitable Loyalty Program Note: 1. As of 04/15/2021; Inspirato’s portfolio of Residences and Hotels are located across more than 240 unique locations

Inspirato serves a highly attractive subscriber demographic 165 179 215 179 208 179 1 To ta l S u b s crib er C o u n t ( i n t h o u s a n d s ) 159 145 12,500+ 82% 186 202 1 207 188 Subscribers Married ‘12 – ’19 CAGR: 29% 24.9 ‘21 – ’25 CAGR: 17% 255 187 255 206 54% 67% 204 217 21.2 Household Children at Home Income of $250k+ 17.9 255 255 15.1 0 14.0 13.3 13.0 Age Range 5% 5% 12.3 12.2 11.7 17% 10.4 25-34 14% 35-44 7.8 45-54 4.6 55-64 2.4 65-74 29% 30% 75+ 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E Source: Inspirato internal systems as of 03/31/2021 and company financial model Note: 1. Total Subscriber Count as of 03/31/2021 includes all Inspirato Pass, Inspirato Club, Pass+Membership, Hotel Access and Membership Only subscribers Inspirato serves a highly attractive subscriber demographic 165 179 215 179 208 179 1 To ta l S u b s crib er C o u n t ( i n t h o u s a n d s ) 159 145 12,500+ 82% 186 202 1 207 188 Subscribers Married ‘12 – ’19 CAGR: 29% 24.9 ‘21 – ’25 CAGR: 17% 255 187 255 206 54% 67% 204 217 21.2 Household Children at Home Income of $250k+ 17.9 255 255 15.1 0 14.0 13.3 13.0 Age Range 5% 5% 12.3 12.2 11.7 17% 10.4 25-34 14% 35-44 7.8 45-54 4.6 55-64 2.4 65-74 29% 30% 75+ 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E Source: Inspirato internal systems as of 03/31/2021 and company financial model Note: 1. Total Subscriber Count as of 03/31/2021 includes all Inspirato Pass, Inspirato Club, Pass+Membership, Hotel Access and Membership Only subscribers

Exclusive portfolio of unique luxury residences 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 80+ 1 DES TINATIONS 38 385+ 1 RESIDENCES ~ $ 1.4bn RESIDENCE 1 PO RTFOLIO VALUE Note: 1. Based on management estimates as of 04/15/2021; Figures are specific to Inspirato’s portfolio of Residences only (excludes Hotels & Resorts, Experiences, and Inspirato Travel Services) Exclusive portfolio of unique luxury residences 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 80+ 1 DES TINATIONS 38 385+ 1 RESIDENCES ~ $ 1.4bn RESIDENCE 1 PO RTFOLIO VALUE Note: 1. Based on management estimates as of 04/15/2021; Figures are specific to Inspirato’s portfolio of Residences only (excludes Hotels & Resorts, Experiences, and Inspirato Travel Services)

Inspirato democratizes luxury travel with next-generation 165 179 215 179 208 179 subscription platform 159 145 186 202 207 188 255 187 255 206 204 217 255 M A R K E T P L A C E F A M I LY O F L U X U R Y S U B S C R I P T I O N O TA P R O P E R T Y & T I M E S H A R E 255 T R A V E L B R A N D S B R A N D R E N T A L 0 M AN A G E R Inspirato provides exceptional vacations with outstanding value for travelers and attractive economics and efficiency for real estate and hospitality partners Inspirato democratizes luxury travel with next-generation 165 179 215 179 208 179 subscription platform 159 145 186 202 207 188 255 187 255 206 204 217 255 M A R K E T P L A C E F A M I LY O F L U X U R Y S U B S C R I P T I O N O TA P R O P E R T Y & T I M E S H A R E 255 T R A V E L B R A N D S B R A N D R E N T A L 0 M AN A G E R Inspirato provides exceptional vacations with outstanding value for travelers and attractive economics and efficiency for real estate and hospitality partners

165 179 215 179 208 179 Section 2. Business Highlights 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Los Cabos, Mexico 165 179 215 179 208 179 Section 2. Business Highlights 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Los Cabos, Mexico

Business highlights 165 179 215 179 208 179 Large and Growing Addressable Market 159 145 1 186 202 207 188 255 187 Inspirato Pass Defines Subscription Luxury Travel 2 255 206 204 217 255 Attractive Unit Economics 255 3 0 Significant Barriers to Entry 4 Multiple Avenues for Continued Growth 5 Business highlights 165 179 215 179 208 179 Large and Growing Addressable Market 159 145 1 186 202 207 188 255 187 Inspirato Pass Defines Subscription Luxury Travel 2 255 206 204 217 255 Attractive Unit Economics 255 3 0 Significant Barriers to Entry 4 Multiple Avenues for Continued Growth 5

Market 1. Demand TAM of $135bn, expected to grow to $230bn by 2025 165 179 215 179 208 179 Market Demand TAM 159 145 2025 • Total Addressable Market (TAM) represents total 186 202 207 188 1 spend on lodging by high-net-worth individuals Market Demand TAM 2019 ~9% 255 187 ~$230bn • Serviceable Addressable Market (SAM) 255 206 204 217 considers lodging spend by high-net-worth Market Demand TAM ~$135bn individuals engaged in luxury travel 255 255 • Secular trends such as post-COVID travel 0 Market Demand SAM Market Demand SAM recovery and rise of “Work from Anywhere” ~$100bn ~$175bn may accelerate industry growth • Inspirato’s demand TAM growth will be mainly driven by momentum in tourism and high-net-worth households TAM SAM CAGR Source: US Census Bureau, ILTM, Euromonitor, Knight Frank, Capgemini, Oxford Economics Note: 1. High-Net-Worth Individuals is defined as households with income greater than $250k / year or net worth greater than $1mm Market 1. Demand TAM of $135bn, expected to grow to $230bn by 2025 165 179 215 179 208 179 Market Demand TAM 159 145 2025 • Total Addressable Market (TAM) represents total 186 202 207 188 1 spend on lodging by high-net-worth individuals Market Demand TAM 2019 ~9% 255 187 ~$230bn • Serviceable Addressable Market (SAM) 255 206 204 217 considers lodging spend by high-net-worth Market Demand TAM ~$135bn individuals engaged in luxury travel 255 255 • Secular trends such as post-COVID travel 0 Market Demand SAM Market Demand SAM recovery and rise of “Work from Anywhere” ~$100bn ~$175bn may accelerate industry growth • Inspirato’s demand TAM growth will be mainly driven by momentum in tourism and high-net-worth households TAM SAM CAGR Source: US Census Bureau, ILTM, Euromonitor, Knight Frank, Capgemini, Oxford Economics Note: 1. High-Net-Worth Individuals is defined as households with income greater than $250k / year or net worth greater than $1mm

Market 1. Supply TAM of $275bn expected to grow to $385bn by 2025 165 179 215 179 208 179 Market Supply TAM 159 145 2025 • Total Addressable Market (TAM) represents 186 202 207 188 total room revenues of luxury hotel chains and Market Supply TAM 2019 ~6% luxury private rentals 255 187 ~$385bn 255 206 204 217 Market Supply TAM • Serviceable Addressable Market (SAM) ~$275bn represents the market rental value of lodging 255 assets accessible for Inspirato partnerships 255 0 • Supply TAM growth rates expected to rebound Market Supply SAM Market Supply SAM ~$65bn ~$90bn towards pre-COVID levels starting in H2 2021 • Inspirato’s supply TAM growth will be mainly driven by momentum in luxury hotel market and private property rental market TAM SAM CAGR Source: STR, AirDNA, Euromonitor, Co Star, Technavio, Skift Market 1. Supply TAM of $275bn expected to grow to $385bn by 2025 165 179 215 179 208 179 Market Supply TAM 159 145 2025 • Total Addressable Market (TAM) represents 186 202 207 188 total room revenues of luxury hotel chains and Market Supply TAM 2019 ~6% luxury private rentals 255 187 ~$385bn 255 206 204 217 Market Supply TAM • Serviceable Addressable Market (SAM) ~$275bn represents the market rental value of lodging 255 assets accessible for Inspirato partnerships 255 0 • Supply TAM growth rates expected to rebound Market Supply SAM Market Supply SAM ~$65bn ~$90bn towards pre-COVID levels starting in H2 2021 • Inspirato’s supply TAM growth will be mainly driven by momentum in luxury hotel market and private property rental market TAM SAM CAGR Source: STR, AirDNA, Euromonitor, Co Star, Technavio, Skift

INSPIRATO

2. Inspirato Pass

Inspirato's business model solves pain points for luxury travelers and hospitality suppliers

	MARKETPLACE PROBLEM	INSPIRATO SOLUTION
DEMAND SIDE Global Luxury Travelers	✗ Frustration with nightly rates, taxes and fees ✗ Distrust of variable pricing ✗ Inconsistent quality and service	✓ Simplicity ✓ Certainty ✓ Service
SUPPLY SIDE Luxury Hotels/Vacation Rentals	✗ Perishable inventory with high fixed cost and low variable cost ✗ Inability to discount due to price integrity, repatriation and brand reputation	✓ Ability to move incremental inventory during both high and low seasons ✓ Ability to discount without fear of repatriation and brand degradation

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INSPIRATO

2. Inspirato Pass

Inspirato Pass is a safe haven for luxury hospitality suppliers to distribute excess capacity

THERE IS 32% SPOILAGE IN THE HOTEL INDUSTRY DUE TO:

- Rate parity rules that restrict non-conforming pricing across distribution channels
- Brand degradation risk from discounting, especially in the luxury sector
- Low-spend guests from traditional opaque and "flash-sale" channels

WORLDWIDE SPOILAGE[1]

	EACH DAY	EACH YEAR
HOTEL NIGHTS	6mm	2bn
LUXURY HOTEL NIGHTS	372k	136mm
ECONOMIC SPOILAGE	$711mm	$260bn
LUXURY ECONOMIC SPOILAGE	$106mm	$39bn



Note:
1. Assumed spoilage based on analysis of 2019 STR Total World Trend Report and Total World Luxury Class Trend Report

CONFIDENTIAL | 20

Inspirato Pass 2. Pass provides subscribers with a wide variety of options 165 179 215 179 208 179 LENGTH OF STAY 159 145 186 202 19% 207 188 170,000+ 2-3 Nights 255 187 4-6 Nights 46% 255 206 1 204 217 7+ Nights Inspirato Pass Trips 35% 255 255 0 2 BOOKING WINDOW 12% 69,000+ 62,000+ 1 1 Beach Trips Metropolitan Trips <1 Month 18% 1-2 Months 55% 2-3 Months 3+ Months 14,000+ 24,000+ 15% 1 1 Mountain Trips Lifestyle Trips Source: Inspirato internal systems as of 04/15/2021 Notes: 1. All available Pass Trips on Inspirato Pass website as of 04/15/2021 2. Booking Window is defined as the length of time between date of Trip offered on Pass list and Trip check-in date Inspirato Pass 2. Pass provides subscribers with a wide variety of options 165 179 215 179 208 179 LENGTH OF STAY 159 145 186 202 19% 207 188 170,000+ 2-3 Nights 255 187 4-6 Nights 46% 255 206 1 204 217 7+ Nights Inspirato Pass Trips 35% 255 255 0 2 BOOKING WINDOW 12% 69,000+ 62,000+ 1 1 Beach Trips Metropolitan Trips <1 Month 18% 1-2 Months 55% 2-3 Months 3+ Months 14,000+ 24,000+ 15% 1 1 Mountain Trips Lifestyle Trips Source: Inspirato internal systems as of 04/15/2021 Notes: 1. All available Pass Trips on Inspirato Pass website as of 04/15/2021 2. Booking Window is defined as the length of time between date of Trip offered on Pass list and Trip check-in date

Inspirato Pass 2. Pass subscribers enjoy near limitless hospitality at an exceptional value 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 TH E P E N I N S U L A CH I C A G O H O TE L V E R N E T H O TE L T E R R A I N S P I R AT O R E S I D E N CE CHICAGO, ILLINOIS PARIS, FRANCE JACKSON HOLE, WYOMING ASPEN, COLORADO 3 Nights 5 Nights 2 Nights 4 Nights 255 1 YR 255 JOINED ANNIVERSARY 0 1 OCTOBER 2019 OCTOBER 2020 TH E P E N I N S U L A CH I C A G O I N S P I R AT O R E S I D E N CE S U B S C R I B E R T R A V E L S U M M A R Y CHICAGO, ILLINOIS VAIL, COLORADO 1 Night 7 Nights US AGE S UMMA RY F INA NCIA L S UMMA R Y Travel 22 nights Actual Trip Value $43,824 Key 2 Booking Window 137 nights Subscription Cost $30,000 Reservation Date Check in Canceled/Idle 206 nights Passholder Savings $13,824 Notes: 1. Data from an actual Pass subscriber who joined in October 2019 2. Excludes $2,500 Pass enrollment fee Inspirato Pass 2. Pass subscribers enjoy near limitless hospitality at an exceptional value 165 179 215 179 208 179 159 145 186 202 207 188 255 187 255 206 204 217 TH E P E N I N S U L A CH I C A G O H O TE L V E R N E T H O TE L T E R R A I N S P I R AT O R E S I D E N CE CHICAGO, ILLINOIS PARIS, FRANCE JACKSON HOLE, WYOMING ASPEN, COLORADO 3 Nights 5 Nights 2 Nights 4 Nights 255 1 YR 255 JOINED ANNIVERSARY 0 1 OCTOBER 2019 OCTOBER 2020 TH E P E N I N S U L A CH I C A G O I N S P I R AT O R E S I D E N CE S U B S C R I B E R T R A V E L S U M M A R Y CHICAGO, ILLINOIS VAIL, COLORADO 1 Night 7 Nights US AGE S UMMA RY F INA NCIA L S UMMA R Y Travel 22 nights Actual Trip Value $43,824 Key 2 Booking Window 137 nights Subscription Cost $30,000 Reservation Date Check in Canceled/Idle 206 nights Passholder Savings $13,824 Notes: 1. Data from an actual Pass subscriber who joined in October 2019 2. Excludes $2,500 Pass enrollment fee

Inspirato Pass 2. Inspirato Pass proprietary technology 165 179 215 179 208 179 159 145 I N V E N TO RY D ATA I N P U T PA TE N T S A L L O W E D A L G O R I TH M U SE R E XP E R I E N C E 186 202 207 188 Passholders quickly and easily find Real-time shopping of millions of Allows for customizable trip selection the best travel options by filtering and sorting t he date, rate and trip options based on a multitude of criteria 255 187 trip list through the Inspirato Pass UX 255 206 204 217 + 255 170,000 255 I N S P IR ATO 0 Inspirato Direct Experiences PA S S T RI P S Hotel Residences Hotel In-house and Wholesalers Proprietary third-party Connections residential + + 185 2,200 inventory L UXU R Y UNIQUE DE S T INAT IO NS UNIT S Q U A L I F I E D T R I P S M I L L I O N S O F SE L E C TE D P O T E N T I A L T R I P S Source: Inspirato internal systems as of 04/15/2021 Inspirato Pass 2. Inspirato Pass proprietary technology 165 179 215 179 208 179 159 145 I N V E N TO RY D ATA I N P U T PA TE N T S A L L O W E D A L G O R I TH M U SE R E XP E R I E N C E 186 202 207 188 Passholders quickly and easily find Real-time shopping of millions of Allows for customizable trip selection the best travel options by filtering and sorting t he date, rate and trip options based on a multitude of criteria 255 187 trip list through the Inspirato Pass UX 255 206 204 217 + 255 170,000 255 I N S P IR ATO 0 Inspirato Direct Experiences PA S S T RI P S Hotel Residences Hotel In-house and Wholesalers Proprietary third-party Connections residential + + 185 2,200 inventory L UXU R Y UNIQUE DE S T INAT IO NS UNIT S Q U A L I F I E D T R I P S M I L L I O N S O F SE L E C TE D P O T E N T I A L T R I P S Source: Inspirato internal systems as of 04/15/2021

Inspirato Pass 2. Growth from Pass launch through pandemic 165 179 215 179 208 179 2 Pa s s A n n u al R e c u r ring R e v enue ( $ i n m m ) 159 145 186 202 PR E – PA N D E M I C G R O W T H 207 188 (June 2019 – February 2020) 255 187 255 206 Expected growth with 204 217 0 to 2,350 proven business model $149 1 A c t i v e Pa s s h o ld e r s Proven resiliency 255 255 0 Launch & + $99 $75mm rapid growth 1 , 2 Pa s s A R R $76 $65 $54 50% Pa s s A R R C o m p o u n d e d 1 , 2 M o n t h ly G r o w t h R a t e $3 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21E Q3'21E Q4'21E Q1'22E Q2'22E Q3'22E Q4'22E Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in appendix Notes: 1. As of 02/29/2020 2. Annual Recurring Revenue (“ARR”) is defined as the annualized value of all recurring revenue, excluding enrollment fees but inclusive of any annual membership dues, from active subscribers at the end of a period. ARR is not necessarily indicative of future revenue recognition or growth and does not include consideration of enrollment fees and usage-based revenue Inspirato Pass 2. Growth from Pass launch through pandemic 165 179 215 179 208 179 2 Pa s s A n n u al R e c u r ring R e v enue ( $ i n m m ) 159 145 186 202 PR E – PA N D E M I C G R O W T H 207 188 (June 2019 – February 2020) 255 187 255 206 Expected growth with 204 217 0 to 2,350 proven business model $149 1 A c t i v e Pa s s h o ld e r s Proven resiliency 255 255 0 Launch & + $99 $75mm rapid growth 1 , 2 Pa s s A R R $76 $65 $54 50% Pa s s A R R C o m p o u n d e d 1 , 2 M o n t h ly G r o w t h R a t e $3 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21E Q3'21E Q4'21E Q1'22E Q2'22E Q3'22E Q4'22E Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in appendix Notes: 1. As of 02/29/2020 2. Annual Recurring Revenue (“ARR”) is defined as the annualized value of all recurring revenue, excluding enrollment fees but inclusive of any annual membership dues, from active subscribers at the end of a period. ARR is not necessarily indicative of future revenue recognition or growth and does not include consideration of enrollment fees and usage-based revenue

Inspirato Pass 2. Inspirato Pass requires fewer subscribers to reach scale 165 179 215 179 208 179 159 145 # o f s u b s cr iber s r e q u ir e d f o r e a c h $ 10 0 mm in A R R 186 202 207 188 834,000 Annual 255 187 1 255 206 Subscription Cost 204 217 596,000 $120 Spotify 255 255 $168 Netflix 0 $468 Peloton $1,188 Rent the Runway 214,000 2 $8,500 Wheels Up 84,000 2 $30,000 Inspirato Pass 12,000 3,300 Notes: 1. Based on company websites as of 03/31/2021. Represents Spotify Premium Subscription, Netflix Standard Subscription, Peloton All Access Membership, Rent the Runway 8-Item/Month Subscription and Wheels-Up Core Membership 2. Excludes enrollment fee; as of 03/31/2021 Inspirato Pass 2. Inspirato Pass requires fewer subscribers to reach scale 165 179 215 179 208 179 159 145 # o f s u b s cr iber s r e q u ir e d f o r e a c h $ 10 0 mm in A R R 186 202 207 188 834,000 Annual 255 187 1 255 206 Subscription Cost 204 217 596,000 $120 Spotify 255 255 $168 Netflix 0 $468 Peloton $1,188 Rent the Runway 214,000 2 $8,500 Wheels Up 84,000 2 $30,000 Inspirato Pass 12,000 3,300 Notes: 1. Based on company websites as of 03/31/2021. Represents Spotify Premium Subscription, Netflix Standard Subscription, Peloton All Access Membership, Rent the Runway 8-Item/Month Subscription and Wheels-Up Core Membership 2. Excludes enrollment fee; as of 03/31/2021

Unit Economics 3. Powerful leverage for driving sustainable, long-term profitability 165 179 215 179 208 179 Strong unit economics drive profitable growth 159 145 • Inspirato’s data-driven approach to 186 202 207 188 marketing spend enables superior sales 1 Pass Annual Subscription Cost : $30,000 efficiency 255 187 255 206 1 Club Annual Subscription Cost : $7,200 204 217 • Club customer retention history serves as strong proof points for projected Pass 255 2 2021 Customer Acquisition Cost : ~$5,350 performance 255 0 • Loyal subscriber base enables LTV 2017-2019 Avg. Club Customer Retention: ~87% expansion through upsell to Pass or Family / Premium Sharing Add-On 2020 Club Customer Retention: ~80% • Path to increasing subscriber LTV as scale 2 enables margin expansion 2021 Projected LTV / 2021 CAC : 4.0x+ Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Excludes enrollment fee 2. Lifetime Value (“LTV”) is calculated as total subscription and usage-based revenue (including enrollment fees) for a subscriber’s expected time as a subscriber and adjusted for assumed margin based on management estimates. LTV includes revenue from upgrades (i.e., Club to Pass upgrades and Dues Only adding Pass). For purposes of calculating total LTV, Inspirato calculates LTV for each subscription type and calculates a weighted average by estimated mix of new subscriber types. Customer Acquisition Cost (“CAC”) is calculated as total customer acquisition spend divided by customers acquired for a given period Unit Economics 3. Powerful leverage for driving sustainable, long-term profitability 165 179 215 179 208 179 Strong unit economics drive profitable growth 159 145 • Inspirato’s data-driven approach to 186 202 207 188 marketing spend enables superior sales 1 Pass Annual Subscription Cost : $30,000 efficiency 255 187 255 206 1 Club Annual Subscription Cost : $7,200 204 217 • Club customer retention history serves as strong proof points for projected Pass 255 2 2021 Customer Acquisition Cost : ~$5,350 performance 255 0 • Loyal subscriber base enables LTV 2017-2019 Avg. Club Customer Retention: ~87% expansion through upsell to Pass or Family / Premium Sharing Add-On 2020 Club Customer Retention: ~80% • Path to increasing subscriber LTV as scale 2 enables margin expansion 2021 Projected LTV / 2021 CAC : 4.0x+ Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Excludes enrollment fee 2. Lifetime Value (“LTV”) is calculated as total subscription and usage-based revenue (including enrollment fees) for a subscriber’s expected time as a subscriber and adjusted for assumed margin based on management estimates. LTV includes revenue from upgrades (i.e., Club to Pass upgrades and Dues Only adding Pass). For purposes of calculating total LTV, Inspirato calculates LTV for each subscription type and calculates a weighted average by estimated mix of new subscriber types. Customer Acquisition Cost (“CAC”) is calculated as total customer acquisition spend divided by customers acquired for a given period

Unit Economics 3. Rapid payback periods validate sales and marketing spend 165 179 215 179 208 179 Pass Club 1 1 Indicative Monthly Subscription Contribution Margin : ~67% Indicative Monthly Subscription Contribution Margin : ~40% 159 145 Payback Period – Month-to-Month: 12 months A A Payback Period – Month-to-Month: 3 months 186 202 2 2 B B Payback Period – Pre-Paying : 14 months B B Payback Period – Pre-Paying : 6 months 207 188 +400 A A +1,000 +400 255 187 +400 255 206 +400 +1,000 204 217 +1,000 255 ($5,718) 255 (5,350) (5,350) 0 +1,000 +2,500 +1,000 +400 +400 +600 +400 +1,000 +400 3 3 CAC M1 M2 M3 M4 M5 M6 CAC M1 M2 M3 M4 M11 M12 M13 M14 Enrollment Fee 3 Customer Acquisition Cost (CAC) ($) Monthly Subscription ($) (Assumes 100% Margin Contribution) ($) Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Inspirato calculates indicative monthly subscription contribution margin as the weighted average margin of dues, residence, hotel and idle activities which are fully burdened for both COGS and OpEx expenses associated with delivering of these activities. For the avoidance of doubt, these indicative margins do not include overhead costs and certain operating costs unassociated with delivering of these streams of revenue. Actual monthly subscription contribution margin for these revenue streams have historically varied greatly from month to month depending on the activity usage of the passholder. Indicative monthly subscription contribution margin is included for illustrative purposes only. Monthly subscription contribution margin takes into consideration direct contribution associated with each subscription and utilization mix of activities for each subscriber 2. Payback period shown is based on the revenue recognition schedule rather than cash flow; current assumed margins for illustrative purposes based on management estimates 3. Customer Acquisition Cost (“CAC”) is calculated as total customer acquisition spend divided by customers acquired for a given period Unit Economics 3. Rapid payback periods validate sales and marketing spend 165 179 215 179 208 179 Pass Club 1 1 Indicative Monthly Subscription Contribution Margin : ~67% Indicative Monthly Subscription Contribution Margin : ~40% 159 145 Payback Period – Month-to-Month: 12 months A A Payback Period – Month-to-Month: 3 months 186 202 2 2 B B Payback Period – Pre-Paying : 14 months B B Payback Period – Pre-Paying : 6 months 207 188 +400 A A +1,000 +400 255 187 +400 255 206 +400 +1,000 204 217 +1,000 255 ($5,718) 255 (5,350) (5,350) 0 +1,000 +2,500 +1,000 +400 +400 +600 +400 +1,000 +400 3 3 CAC M1 M2 M3 M4 M5 M6 CAC M1 M2 M3 M4 M11 M12 M13 M14 Enrollment Fee 3 Customer Acquisition Cost (CAC) ($) Monthly Subscription ($) (Assumes 100% Margin Contribution) ($) Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Inspirato calculates indicative monthly subscription contribution margin as the weighted average margin of dues, residence, hotel and idle activities which are fully burdened for both COGS and OpEx expenses associated with delivering of these activities. For the avoidance of doubt, these indicative margins do not include overhead costs and certain operating costs unassociated with delivering of these streams of revenue. Actual monthly subscription contribution margin for these revenue streams have historically varied greatly from month to month depending on the activity usage of the passholder. Indicative monthly subscription contribution margin is included for illustrative purposes only. Monthly subscription contribution margin takes into consideration direct contribution associated with each subscription and utilization mix of activities for each subscriber 2. Payback period shown is based on the revenue recognition schedule rather than cash flow; current assumed margins for illustrative purposes based on management estimates 3. Customer Acquisition Cost (“CAC”) is calculated as total customer acquisition spend divided by customers acquired for a given period

Barriers to Entry 4. Inspirato has built significant barriers to entry that 165 179 215 179 208 179 help protect its subscription products 159 145 1 2 3 186 202 207 188 C O N T R O L L E D /E X C L U S I V E R A T E & L U X U R Y S AL E S & 255 187 L U X U R Y I N V E N T O R Y C A L E N D A R C O N T R O L SE R V I C E 255 206 204 217 Through exclusive leases, manage and control Ability to effectively manage and f ully 300+ person sales and service organization, 385+ residences worth ~$1.4bn dictate rate and availability without including dedicated travel advisors and on-site landlord interference concierge 255 255 0 4 5 6 7 P R E D I C T A B L E P R O P R I E T A R Y T R U S TE D AN D I C O N I C N E T W OR K SU B S C R I P T I O N R E V E N U E T E C H N O L O G Y L I F E S T YL E B R AN D E F F E C T 12.5k+ subscriber base provides consistent Patents allowed business process technology $100mm+ invested during the last Growing, affluent subscriber base allows for cash flow and stability that provides opaque subscription distribution 10 years aggressive property expansion, improving value of perishable inventory proposition for subscribers Source: Inspirato internal systems as of 03/31/2021 and management estimates as of 04/15/2021 Barriers to Entry 4. Inspirato has built significant barriers to entry that 165 179 215 179 208 179 help protect its subscription products 159 145 1 2 3 186 202 207 188 C O N T R O L L E D /E X C L U S I V E R A T E & L U X U R Y S AL E S & 255 187 L U X U R Y I N V E N T O R Y C A L E N D A R C O N T R O L SE R V I C E 255 206 204 217 Through exclusive leases, manage and control Ability to effectively manage and f ully 300+ person sales and service organization, 385+ residences worth ~$1.4bn dictate rate and availability without including dedicated travel advisors and on-site landlord interference concierge 255 255 0 4 5 6 7 P R E D I C T A B L E P R O P R I E T A R Y T R U S TE D AN D I C O N I C N E T W OR K SU B S C R I P T I O N R E V E N U E T E C H N O L O G Y L I F E S T YL E B R AN D E F F E C T 12.5k+ subscriber base provides consistent Patents allowed business process technology $100mm+ invested during the last Growing, affluent subscriber base allows for cash flow and stability that provides opaque subscription distribution 10 years aggressive property expansion, improving value of perishable inventory proposition for subscribers Source: Inspirato internal systems as of 03/31/2021 and management estimates as of 04/15/2021

Barriers to Entry 4. Invested $100mm+ in marketing over the last 10 years 165 179 215 179 208 179 159 145 186 202 207 188 • Greater efficiency, higher occupancy, improved Efficient Inventory Growth 255 187 1 Broader Brand economic utilization and increased RevPAR 255 206 Improve Retention Visibility 204 217 255 • Lower inventory cost, lower subscriber 255 0 acquisition cost and increased volume with Subscriber Lead Enable Investment in Generation Services & Experiences captive, zero-cost demand • Enhanced service offerings and higher customer Grow ARR Efficient Subscriber retention and engagement Growth Enhance LTV / CAC Note: 1. RevPAR (Revenue per Available Unit) is calculated by dividing residence and hotel revenue by the total number of nights available for a given period Barriers to Entry 4. Invested $100mm+ in marketing over the last 10 years 165 179 215 179 208 179 159 145 186 202 207 188 • Greater efficiency, higher occupancy, improved Efficient Inventory Growth 255 187 1 Broader Brand economic utilization and increased RevPAR 255 206 Improve Retention Visibility 204 217 255 • Lower inventory cost, lower subscriber 255 0 acquisition cost and increased volume with Subscriber Lead Enable Investment in Generation Services & Experiences captive, zero-cost demand • Enhanced service offerings and higher customer Grow ARR Efficient Subscriber retention and engagement Growth Enhance LTV / CAC Note: 1. RevPAR (Revenue per Available Unit) is calculated by dividing residence and hotel revenue by the total number of nights available for a given period

Barriers to Entry 4. Disciplined inventory management 165 179 215 179 208 179 % o f L e a s es with Te r min a tio n To ta l Ava il abl e Nigh ts & Ex c l u sive R e s id ence C o u n t 2 C l a use o f 1 Ye a r o r L e s s 159 145 186 202 387 383 207 188 349 255 187 323 88% 255 206 285 204 217 276 270 247 255 255 0 % o f L e a s es with 116 2 Fo r c e Ma j e u r e C l a u se 158 134 95 84 82 80 80 78 77 64 40 87% 1 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Total Available Nights (in thousands) Exclusive Residence Count Source: Inspirato internal systems as of 04/15/2021 Notes: 1. Residence count as of 04/15/2021 2. Includes leases, net rate and revenue share agreements Barriers to Entry 4. Disciplined inventory management 165 179 215 179 208 179 % o f L e a s es with Te r min a tio n To ta l Ava il abl e Nigh ts & Ex c l u sive R e s id ence C o u n t 2 C l a use o f 1 Ye a r o r L e s s 159 145 186 202 387 383 207 188 349 255 187 323 88% 255 206 285 204 217 276 270 247 255 255 0 % o f L e a s es with 116 2 Fo r c e Ma j e u r e C l a u se 158 134 95 84 82 80 80 78 77 64 40 87% 1 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Total Available Nights (in thousands) Exclusive Residence Count Source: Inspirato internal systems as of 04/15/2021 Notes: 1. Residence count as of 04/15/2021 2. Includes leases, net rate and revenue share agreements

Growth 5. Multiple avenues for continued growth 165 179 215 179 208 179 159 145 1 2 3 186 202 207 188 I N V E S T M E N T I N T O A D J A C E N T E X P A N S I O N O F I N S P I R A T O P A S S 255 187 C O R E P L A T F O R M L I F E S T Y L E E X P A N S I O N 255 206 204 217 Inventory expansion via luxury Various price points Corporate incentive travel vacation rental managers 255 255 0 Recycle capital through strategic Sports & entertainment Bespoke & adventure travel purchase / leaseback partnerships Innovative platform investments International City & private clubs Optimize sales and marketing Bundled commercial air Private aviation Growth 5. Multiple avenues for continued growth 165 179 215 179 208 179 159 145 1 2 3 186 202 207 188 I N V E S T M E N T I N T O A D J A C E N T E X P A N S I O N O F I N S P I R A T O P A S S 255 187 C O R E P L A T F O R M L I F E S T Y L E E X P A N S I O N 255 206 204 217 Inventory expansion via luxury Various price points Corporate incentive travel vacation rental managers 255 255 0 Recycle capital through strategic Sports & entertainment Bespoke & adventure travel purchase / leaseback partnerships Innovative platform investments International City & private clubs Optimize sales and marketing Bundled commercial air Private aviation

Growth 5. Luxury vacation rental management market is ripe for consolidation 165 179 215 179 208 179 Local and Niche Companies Scaled Platforms Luxury Travel Subscription 159 145 186 202 • Thousands of local, micro players 207 188 with less than 20 properties under Incumbents management 255 187 255 206 204 217 • Insufficient marketing • Volume offering-oriented • Exclusively managed and controlled residences End User 255 • Inconsistent user experience • Vacation roulette • Branded, highly curated luxury experience 255 Experience 0 • Limited service offering • Limited service offering • Personalized, in-destination service • Inefficient • Visitor roulette • Attractive, high-end clientele 1 Owner Experience • High fees • Inflexible, with high fees • Certainty of NNN lease income • Narrow margins • Unpredictable revenues • Asset protection and preservation Note: 1. A triple net (NNN) lease is a lease structure where the tenant is responsible for paying all operating expenses associated with a property Growth 5. Luxury vacation rental management market is ripe for consolidation 165 179 215 179 208 179 Local and Niche Companies Scaled Platforms Luxury Travel Subscription 159 145 186 202 • Thousands of local, micro players 207 188 with less than 20 properties under Incumbents management 255 187 255 206 204 217 • Insufficient marketing • Volume offering-oriented • Exclusively managed and controlled residences End User 255 • Inconsistent user experience • Vacation roulette • Branded, highly curated luxury experience 255 Experience 0 • Limited service offering • Limited service offering • Personalized, in-destination service • Inefficient • Visitor roulette • Attractive, high-end clientele 1 Owner Experience • High fees • Inflexible, with high fees • Certainty of NNN lease income • Narrow margins • Unpredictable revenues • Asset protection and preservation Note: 1. A triple net (NNN) lease is a lease structure where the tenant is responsible for paying all operating expenses associated with a property

165 179 215 179 208 179 Section 3. Financial & Transaction Summary 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Tuscany, Italy 165 179 215 179 208 179 Section 3. Financial & Transaction Summary 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Tuscany, Italy

Financial highlights 165 179 215 179 • Eight consecutive years of growth with revenue CAGR of 39% from 2012 – 2019 208 179 Proven Track Record • Demand consistently increases to meet new property supply 159 145 • Flexible asset-light cost structure provides ability to efficiently manage operating expenses 186 202 207 188 • Stronger than expected performance as pandemic concerns ease Strong Momentum in Recent Performance 255 187 • Post-COVID tailwinds evidenced by trending occupancy of 85% for May 2021, more than ~25 & Leading Indicators/KPIs 1 255 206 percentage points higher than May 2019 204 217 • Subscription revenue provides high visibility into go-forward plan 255 Predictable Subscription Model with 2 • $70mm+ of 12-month forward bookings, an improvement of ~20% vs. same period in 2019 255 Reoccurring Revenue Upside 0 • Ability to rapidly scale revenue as existing customer base increases usage • Rapid payback periods on each subscriber acquired Attractive Unit Economics • Efficient LTV / CAC of 4.0x+ estimated for 2021E; leverage from greater sales and marketing efficiency expected 3 • Adjusted EBITDA positive in both 2019 and 2020 Demonstrated Capital Efficiency & • Asset-light leased portfolio with flexible termination rights and force majeure provides the Operating Leverage With Scale benefits of control without the burdens of ownership Source: Company financial model and Inspirato internal systems as of 04/24/2021. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Delivered as of 05/05/2021 and booked through 05/31/2021; May 2019 delivered occupancy 2. As of 04/26/2021 and 04/26/2019, respectively 3. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs Financial highlights 165 179 215 179 • Eight consecutive years of growth with revenue CAGR of 39% from 2012 – 2019 208 179 Proven Track Record • Demand consistently increases to meet new property supply 159 145 • Flexible asset-light cost structure provides ability to efficiently manage operating expenses 186 202 207 188 • Stronger than expected performance as pandemic concerns ease Strong Momentum in Recent Performance 255 187 • Post-COVID tailwinds evidenced by trending occupancy of 85% for May 2021, more than ~25 & Leading Indicators/KPIs 1 255 206 percentage points higher than May 2019 204 217 • Subscription revenue provides high visibility into go-forward plan 255 Predictable Subscription Model with 2 • $70mm+ of 12-month forward bookings, an improvement of ~20% vs. same period in 2019 255 Reoccurring Revenue Upside 0 • Ability to rapidly scale revenue as existing customer base increases usage • Rapid payback periods on each subscriber acquired Attractive Unit Economics • Efficient LTV / CAC of 4.0x+ estimated for 2021E; leverage from greater sales and marketing efficiency expected 3 • Adjusted EBITDA positive in both 2019 and 2020 Demonstrated Capital Efficiency & • Asset-light leased portfolio with flexible termination rights and force majeure provides the Operating Leverage With Scale benefits of control without the burdens of ownership Source: Company financial model and Inspirato internal systems as of 04/24/2021. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Delivered as of 05/05/2021 and booked through 05/31/2021; May 2019 delivered occupancy 2. As of 04/26/2021 and 04/26/2019, respectively 3. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs

Historical and projected growth 165 179 215 179 1 208 179 S u b s crib er C o u n t R e v e nue ( I n t h o u s a n d s ) ( $ i n m m ) 159 145 ‘12 – ’19 CAGR: 29% ‘12 – ’19 CAGR: 39% 186 202 ‘21 – ’25 CAGR: 17% ‘21 – ’25 CAGR: 41% 24.9 207 188 $ 885 21.2 $ 685 17.9 15.1 255 187 14.0 $ 507 13.3 12.3 255 206 $ 366 204 217 $ 222 $ 220 $ 165 255 2019 2020 2021E 2022E 2023E 2024E 2025E 2019 2020 2021E 2022E 2023E 2024E 2025E 255 2 3 0 To ta l Nigh ts D e l iver ed (R e s iden ce + H o te l ) An n u al R e c u r r ing R e v e nue ( I n t h o u s a n d s ) ( $ i n m m ) ‘12 – ’19 CAGR: 58% ‘12 – ’19 CAGR: 26% $ 456 581 ‘21 – ’25 CAGR: 35% ‘21 – ’25 CAGR: 47% $ 370 448 223 327 $ 285 170 231 123 $ 201 150 110 86 85 $ 137 60 $ 107 40 28.6 $ 95 90 144 204 278 358 69.7 56.0 2019 2020 2021E 2022E 2023E 2024E 2025E To Res tail den Rece sid N ein gh ce ts D Nig elh ivtere s Tr d aveled To Ho ta tel l H No igth etl sN D ig elh iv ts ere Tr da veled 2019 2020 2021E 2022E 2023E 2024E 2025E Source: Company financial model as of 04/24/2021. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Subscriber count includes all Inspirato Pass, Inspirato Club, Pass + Membership, Hotel Access and Membership Only subscribers 2. Total Nights Delivered includes all Paid, Inspirato Pass, employee and other complimentary nights in all residences or hotels; excludes bookings from experience travel and Inspirato Travel Services 3. Annual Recurring Revenue (“ARR”) is defined as the annualized value of all recurring revenue, excluding enrollment fees but inclusive of any annual membership dues, from active subscribers at the end of a period. ARR is not necessarily indicative of future revenue recognition or growth and does not include consideration of enrollment fees and usage-based revenue Historical and projected growth 165 179 215 179 1 208 179 S u b s crib er C o u n t R e v e nue ( I n t h o u s a n d s ) ( $ i n m m ) 159 145 ‘12 – ’19 CAGR: 29% ‘12 – ’19 CAGR: 39% 186 202 ‘21 – ’25 CAGR: 17% ‘21 – ’25 CAGR: 41% 24.9 207 188 $ 885 21.2 $ 685 17.9 15.1 255 187 14.0 $ 507 13.3 12.3 255 206 $ 366 204 217 $ 222 $ 220 $ 165 255 2019 2020 2021E 2022E 2023E 2024E 2025E 2019 2020 2021E 2022E 2023E 2024E 2025E 255 2 3 0 To ta l Nigh ts D e l iver ed (R e s iden ce + H o te l ) An n u al R e c u r r ing R e v e nue ( I n t h o u s a n d s ) ( $ i n m m ) ‘12 – ’19 CAGR: 58% ‘12 – ’19 CAGR: 26% $ 456 581 ‘21 – ’25 CAGR: 35% ‘21 – ’25 CAGR: 47% $ 370 448 223 327 $ 285 170 231 123 $ 201 150 110 86 85 $ 137 60 $ 107 40 28.6 $ 95 90 144 204 278 358 69.7 56.0 2019 2020 2021E 2022E 2023E 2024E 2025E To Res tail den Rece sid N ein gh ce ts D Nig elh ivtere s Tr d aveled To Ho ta tel l H No igth etl sN D ig elh iv ts ere Tr da veled 2019 2020 2021E 2022E 2023E 2024E 2025E Source: Company financial model as of 04/24/2021. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Subscriber count includes all Inspirato Pass, Inspirato Club, Pass + Membership, Hotel Access and Membership Only subscribers 2. Total Nights Delivered includes all Paid, Inspirato Pass, employee and other complimentary nights in all residences or hotels; excludes bookings from experience travel and Inspirato Travel Services 3. Annual Recurring Revenue (“ARR”) is defined as the annualized value of all recurring revenue, excluding enrollment fees but inclusive of any annual membership dues, from active subscribers at the end of a period. ARR is not necessarily indicative of future revenue recognition or growth and does not include consideration of enrollment fees and usage-based revenue

Accelerating momentum for YTD 2021, as core leading residence 165 179 215 179 208 179 indicators significantly surpass YTD 2019 levels 159 145 1 2 Ne x t 12 mo n th Pa id & S ta y ed Us a ge B a c kl og To ta l Oc c u p anc y 186 202 ( $ i n m m ) 207 188 37% 78% $50 +9% $37 255 187 69% 255 206 204 217 255 Apr '19 Apr '21E 255 Q2 '19 Q2 '21E 0 3 4 Pa id AD R Pa id + Pa s s R e v PAR $883 $1,409 16% 11% $1,265 $764 Q2 '19 Q2 '21E Q2 '19 Q2 '21E Source: Inspirato internal systems and residence portfolio as of 04/24/2021. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Value of residence reservations in the upcoming 12-month period as of 04/26/2019 and 04/26/2021, respectively 2. Total Occupancy is inclusive of Paid, Pass and complimentary trips associated with sales 3. Paid ADR (Average Daily Rate) = Total Paid Residence Revenue / Total Paid Residence Nights 4. RevPAR (Revenue per Available Unit) is calculated by dividing residence and hotel revenue by the total number of nights available for a given period. RevPAR is inclusive of both Paid Reservations and Pass Reservations Accelerating momentum for YTD 2021, as core leading residence 165 179 215 179 208 179 indicators significantly surpass YTD 2019 levels 159 145 1 2 Ne x t 12 mo n th Pa id & S ta y ed Us a ge B a c kl og To ta l Oc c u p anc y 186 202 ( $ i n m m ) 207 188 37% 78% $50 +9% $37 255 187 69% 255 206 204 217 255 Apr '19 Apr '21E 255 Q2 '19 Q2 '21E 0 3 4 Pa id AD R Pa id + Pa s s R e v PAR $883 $1,409 16% 11% $1,265 $764 Q2 '19 Q2 '21E Q2 '19 Q2 '21E Source: Inspirato internal systems and residence portfolio as of 04/24/2021. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Value of residence reservations in the upcoming 12-month period as of 04/26/2019 and 04/26/2021, respectively 2. Total Occupancy is inclusive of Paid, Pass and complimentary trips associated with sales 3. Paid ADR (Average Daily Rate) = Total Paid Residence Revenue / Total Paid Residence Nights 4. RevPAR (Revenue per Available Unit) is calculated by dividing residence and hotel revenue by the total number of nights available for a given period. RevPAR is inclusive of both Paid Reservations and Pass Reservations

Robust momentum in Q1 2021 165 179 215 179 1 208 179 To ta l Nigh ts B o o ke d 50,180 159 145 45,532 • Total nights booked and new subscriber 186 202 207 188 40,685 39,207 additions have rebounded from pandemic lows 255 187 32,859 32,351 31,616 31,483 255 206 30,834 204 217 • Historically, Q4 represents the strongest quarter Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 255 each year followed by a slowdown in Q1 255 2 Ne w S u b s cr iber s 0 906 761 722 714 • As pandemic concerns ease and restrictions lift, 614 601 449 440 pent up demand has proven to be stronger than expected 111 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Source: Inspirato internal systems as of 04/24/2021. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Total Nights Booked includes all Paid, Inspirato Pass, employee and other complimentary nights in all residences and hotels; excludes bookings from experience travel and Inspirato Travel Services 2. New Subscribers includes all new Inspirato Pass, Inspirato Club, Pass + Membership, Hotel Access and Membership Only subscribers Robust momentum in Q1 2021 165 179 215 179 1 208 179 To ta l Nigh ts B o o ke d 50,180 159 145 45,532 • Total nights booked and new subscriber 186 202 207 188 40,685 39,207 additions have rebounded from pandemic lows 255 187 32,859 32,351 31,616 31,483 255 206 30,834 204 217 • Historically, Q4 represents the strongest quarter Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 255 each year followed by a slowdown in Q1 255 2 Ne w S u b s cr iber s 0 906 761 722 714 • As pandemic concerns ease and restrictions lift, 614 601 449 440 pent up demand has proven to be stronger than expected 111 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Source: Inspirato internal systems as of 04/24/2021. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Total Nights Booked includes all Paid, Inspirato Pass, employee and other complimentary nights in all residences and hotels; excludes bookings from experience travel and Inspirato Travel Services 2. New Subscribers includes all new Inspirato Pass, Inspirato Club, Pass + Membership, Hotel Access and Membership Only subscribers

Consistent track record of industry leading occupancy 165 179 215 179 208 179 • Despite pandemic headwinds in Q1 2021, 159 145 2 0 1 9 – 2 0 2 1 Oc c u p an cy L e v els 186 202 delivered 82% residence occupancy, four 207 188 percentage points higher than Q1 2019 82% 81% 78% 255 187 77% 76% 255 206 74% 78% 71% 204 217 70% 69% • Coming out of the pandemic, Q2 2021 booked occupancy of 78% is nine percentage 255 255 points higher than delivered occupancy of 0 69% in Q2 2019 39% • Tailwinds from “Work from Anywhere” and “Revenge Travel” allow for aggressive expansion Q1 '19 Q2 '19 Q3' 19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21E of both inventory and occupancy 1 2019 2020 2021 Booked 2021 Expected Additional Occupancy Source: Inspirato internal systems Note: 1. As of 04/24/2021 Consistent track record of industry leading occupancy 165 179 215 179 208 179 • Despite pandemic headwinds in Q1 2021, 159 145 2 0 1 9 – 2 0 2 1 Oc c u p an cy L e v els 186 202 delivered 82% residence occupancy, four 207 188 percentage points higher than Q1 2019 82% 81% 78% 255 187 77% 76% 255 206 74% 78% 71% 204 217 70% 69% • Coming out of the pandemic, Q2 2021 booked occupancy of 78% is nine percentage 255 255 points higher than delivered occupancy of 0 69% in Q2 2019 39% • Tailwinds from “Work from Anywhere” and “Revenge Travel” allow for aggressive expansion Q1 '19 Q2 '19 Q3' 19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21E of both inventory and occupancy 1 2019 2020 2021 Booked 2021 Expected Additional Occupancy Source: Inspirato internal systems Note: 1. As of 04/24/2021

Financial projections (cont.) 165 179 215 179 Optimized Stabilized Optimizing for Growth 3 3 Margin Projection 208 179 ($ in thousands) 2021E 2022E 2023E 2024E 2025E 2025E Maturity 1 • Moderating sales growth in the long term is a lever to reduce growth-oriented portfolio acquisition and 159 145 Subscription Revenue 95,808 161,619 226,128 303,126 381,493 366,612 562,500 operating spend 186 202 Usage Revenue 126,565 204,646 280,930 381,535 503,259 466,332 687,500 207 188 Revenue Growth Total Revenue 222,373 366,265 507,058 684,661 884,752 822,945 1,250,000 1 1 29% à 10% 255 187 Revenue Growth 35% 65% 38% 35% 29% 20% 10% 255 206 2 Cost of Revenue 153,766 256,313 355,216 477,385 605,441 510,271 737,500 • Projected Gross Margin enhancement driven by 204 217 optimizing composition of residence portfolio, Gross Profit 68,607 109,953 151,842 207,277 279,311 312,673 512,500 2 2 economies of scale, and in-destination critical mass Gross Margin 31% 30% 30% 30% 32% 38% 41% 255 255 Sales & Marketing 36,069 52,983 64,669 74,508 83,483 75,135 110,000 Gross Margin 0 % of Revenue 16% 14% 13% 11% 9% 9% 9% 32% à 41% Technology & Development 16,757 19,617 19,925 22,603 25,679 25,679 30,000 % of Revenue 8% 5% 4% 3% 3% 3% 2% 3 • Adjusted EBITDA margin of ~23% as a result of Gross Margin expansion and reduction in Operating General & Administrative 30,858 46,888 53,308 59,806 67,312 57,215 80,000 Expense, leveraging investments in platform across % of Revenue 14% 13% 11% 9% 8% 7% 6% substantial Subscriber and ARR base Total Operating Expense 83,683 119,489 137,902 156,917 176,474 158,029 220,000 % of Revenue 38% 33% 27% 23% 20% 19% 18% Adj. EBITDA Margin 1 Adjusted EBITDA (15,077) (9,536) 13,940 50,359 102,837 154,645 292,500 3 3 12% à 23% 2 Adjusted EBITDA Margin (7%) (3%) 3% 7% 12% 19% 23% Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs. We have not reconciled the non-GAAP measures for the future periods to their corresponding GAAP measures because certain reconciling items such as stock-based compensation depend on factors such as stock price and thus cannot be reasonably predicted. Accordingly, reconciliation to the non-GAAP projected measures are not available. The GAAP measures may vary significantly 2. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue 3. The information presented under “Optimizing for Margin” and “Stabilized Projection Maturity” are presented for illustrative purposes only. Inspirato may not choose to prioritize or optimize for margin during the projected years to target achievement of such projections Financial projections (cont.) 165 179 215 179 Optimized Stabilized Optimizing for Growth 3 3 Margin Projection 208 179 ($ in thousands) 2021E 2022E 2023E 2024E 2025E 2025E Maturity 1 • Moderating sales growth in the long term is a lever to reduce growth-oriented portfolio acquisition and 159 145 Subscription Revenue 95,808 161,619 226,128 303,126 381,493 366,612 562,500 operating spend 186 202 Usage Revenue 126,565 204,646 280,930 381,535 503,259 466,332 687,500 207 188 Revenue Growth Total Revenue 222,373 366,265 507,058 684,661 884,752 822,945 1,250,000 1 1 29% à 10% 255 187 Revenue Growth 35% 65% 38% 35% 29% 20% 10% 255 206 2 Cost of Revenue 153,766 256,313 355,216 477,385 605,441 510,271 737,500 • Projected Gross Margin enhancement driven by 204 217 optimizing composition of residence portfolio, Gross Profit 68,607 109,953 151,842 207,277 279,311 312,673 512,500 2 2 economies of scale, and in-destination critical mass Gross Margin 31% 30% 30% 30% 32% 38% 41% 255 255 Sales & Marketing 36,069 52,983 64,669 74,508 83,483 75,135 110,000 Gross Margin 0 % of Revenue 16% 14% 13% 11% 9% 9% 9% 32% à 41% Technology & Development 16,757 19,617 19,925 22,603 25,679 25,679 30,000 % of Revenue 8% 5% 4% 3% 3% 3% 2% 3 • Adjusted EBITDA margin of ~23% as a result of Gross Margin expansion and reduction in Operating General & Administrative 30,858 46,888 53,308 59,806 67,312 57,215 80,000 Expense, leveraging investments in platform across % of Revenue 14% 13% 11% 9% 8% 7% 6% substantial Subscriber and ARR base Total Operating Expense 83,683 119,489 137,902 156,917 176,474 158,029 220,000 % of Revenue 38% 33% 27% 23% 20% 19% 18% Adj. EBITDA Margin 1 Adjusted EBITDA (15,077) (9,536) 13,940 50,359 102,837 154,645 292,500 3 3 12% à 23% 2 Adjusted EBITDA Margin (7%) (3%) 3% 7% 12% 19% 23% Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs. We have not reconciled the non-GAAP measures for the future periods to their corresponding GAAP measures because certain reconciling items such as stock-based compensation depend on factors such as stock price and thus cannot be reasonably predicted. Accordingly, reconciliation to the non-GAAP projected measures are not available. The GAAP measures may vary significantly 2. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue 3. The information presented under “Optimizing for Margin” and “Stabilized Projection Maturity” are presented for illustrative purposes only. Inspirato may not choose to prioritize or optimize for margin during the projected years to target achievement of such projections

Inspirato has numerous options for optimizing margin 165 179 215 179 208 179 159 145 186 202 Projected Margin Expansion • Growth: Subscription Sales vs. Revenue 207 188 ü Subscription pricing 255 187 255 206 ü ADR and utilization opportunity 3 204 217 2021E 2025E Stabilized • Gross margin 255 Revenue Growth: 35% 29% 10% 255 ü Portfolio optimization 0 ü In-sourcing key vendor categories Gross Margin: 31% 32% 41% • Adjusted EBITDA Margin 1, 2 Adjusted EBITDA Margin : (7%) 12% 23% ü Moderate Sales & Marketing ü Leverage Technology spend ü Scale Corporate G&A Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs. We have not reconciled the non-GAAP measures for the future periods to their corresponding GAAP measures because certain reconciling items such as stock-based compensation depend on factors such as stock price and thus cannot be reasonably predicted. Accordingly, reconciliation to the non-GAAP projected measures are not available. The GAAP measures may vary significantly 2. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue 3. The information presented under “Stabilized” is presented for illustrative purposes only. Inspirato may not choose to prioritize or optimize for margin during the projected years to target achievement of such projections Inspirato has numerous options for optimizing margin 165 179 215 179 208 179 159 145 186 202 Projected Margin Expansion • Growth: Subscription Sales vs. Revenue 207 188 ü Subscription pricing 255 187 255 206 ü ADR and utilization opportunity 3 204 217 2021E 2025E Stabilized • Gross margin 255 Revenue Growth: 35% 29% 10% 255 ü Portfolio optimization 0 ü In-sourcing key vendor categories Gross Margin: 31% 32% 41% • Adjusted EBITDA Margin 1, 2 Adjusted EBITDA Margin : (7%) 12% 23% ü Moderate Sales & Marketing ü Leverage Technology spend ü Scale Corporate G&A Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs. We have not reconciled the non-GAAP measures for the future periods to their corresponding GAAP measures because certain reconciling items such as stock-based compensation depend on factors such as stock price and thus cannot be reasonably predicted. Accordingly, reconciliation to the non-GAAP projected measures are not available. The GAAP measures may vary significantly 2. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue 3. The information presented under “Stabilized” is presented for illustrative purposes only. Inspirato may not choose to prioritize or optimize for margin during the projected years to target achievement of such projections

Transaction overview 165 179 215 179 1 208 179 Sources & Uses ($ in mm) Pro Forma Valuation ($ in mm) 4 PF Shares Outstanding 137.1 159 145 Sources Amount % Share Price $10.00 186 202 207 188 2 TVAC Cash $176 13% PF Equity Value $1,371 3 (-) PF Net Cash (260) Cash Proceeds from PIPE 100 7% 255 187 PF Enterprise Value $1,111 255 206 Equity Rollover 1,070 78% 204 217 PF EV / 2022E Revenue 3.0x Existing Balance Sheet Cash 20 1% 2022E Revenue $366 Total Sources $1,366 100% 255 255 Pro Forma Ownership 0 TVAC Sponsors Uses Amount % TVAC Investors 2% 13% Existing Cash to Balance Sheet 260 19% Shareholders 78% PIPE Equity Rollover 1,070 78% 7% Transaction Costs 36 3% Total Uses $1,366 100% Notes: Assumes no redemptions from TVAC investors. Excludes impact of 7.2mm sponsor warrants and 8.6mm public warrants 1. Sources & Uses do not add to 100% due to rounding 2. Excludes any interest earned on the TVAC Cash in Trust. TVAC Cash amount subject to change depending on the actual interest earned 3. Includes proceeds from the PIPE and direct placement by TVAC 4. Includes 107.0mm existing shareholder rollover shares, 10.0mm PIPE shares, 2.8mm TVAC Sponsor shares (net of 1.5mm share forfeiture) and 17.3mm TVAC investor shares Transaction overview 165 179 215 179 1 208 179 Sources & Uses ($ in mm) Pro Forma Valuation ($ in mm) 4 PF Shares Outstanding 137.1 159 145 Sources Amount % Share Price $10.00 186 202 207 188 2 TVAC Cash $176 13% PF Equity Value $1,371 3 (-) PF Net Cash (260) Cash Proceeds from PIPE 100 7% 255 187 PF Enterprise Value $1,111 255 206 Equity Rollover 1,070 78% 204 217 PF EV / 2022E Revenue 3.0x Existing Balance Sheet Cash 20 1% 2022E Revenue $366 Total Sources $1,366 100% 255 255 Pro Forma Ownership 0 TVAC Sponsors Uses Amount % TVAC Investors 2% 13% Existing Cash to Balance Sheet 260 19% Shareholders 78% PIPE Equity Rollover 1,070 78% 7% Transaction Costs 36 3% Total Uses $1,366 100% Notes: Assumes no redemptions from TVAC investors. Excludes impact of 7.2mm sponsor warrants and 8.6mm public warrants 1. Sources & Uses do not add to 100% due to rounding 2. Excludes any interest earned on the TVAC Cash in Trust. TVAC Cash amount subject to change depending on the actual interest earned 3. Includes proceeds from the PIPE and direct placement by TVAC 4. Includes 107.0mm existing shareholder rollover shares, 10.0mm PIPE shares, 2.8mm TVAC Sponsor shares (net of 1.5mm share forfeiture) and 17.3mm TVAC investor shares

Inspirato has proven more resilient amid the downturn in 165 179 215 179 travel and is expected to continue to outperform travel peers 208 179 Online Travel Traditional Hospitality Traditional Vacation Rental 159 145 186 202 Median: 45% Median: 68% Median: 43% Median: 61% Median: 61% Median: 80% 207 188 113% 101% 90% 85% 73% 255 187 75% 75% 76% 73% 68% 70% 68% 62% 64% 62% 62% 60% 58% 56% 255 206 54% 51% 51% 49% 46% 45% 48% 39% 43% 41% 41% 39% 204 217 27% 255 255 0 ’20A Revenue as % ‘19A Revenue ’21E Revenue as % ‘19A Revenue Median: 34% Median: 28% Median: 13% 51% 47% 38% 35% 34% 33% 29% 28% 27% 26% 25% 23% 23% 14% 12% 10% Source: FactSet as of 06/16/2021 and company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to “Risk Factors Summary” in Appendix ’20A and ’21E Revenue as ’21E-’23E Revenue CAGR % of ’19A Revenue Inspirato has proven more resilient amid the downturn in 165 179 215 179 travel and is expected to continue to outperform travel peers 208 179 Online Travel Traditional Hospitality Traditional Vacation Rental 159 145 186 202 Median: 45% Median: 68% Median: 43% Median: 61% Median: 61% Median: 80% 207 188 113% 101% 90% 85% 73% 255 187 75% 75% 76% 73% 68% 70% 68% 62% 64% 62% 62% 60% 58% 56% 255 206 54% 51% 51% 49% 46% 45% 48% 39% 43% 41% 41% 39% 204 217 27% 255 255 0 ’20A Revenue as % ‘19A Revenue ’21E Revenue as % ‘19A Revenue Median: 34% Median: 28% Median: 13% 51% 47% 38% 35% 34% 33% 29% 28% 27% 26% 25% 23% 23% 14% 12% 10% Source: FactSet as of 06/16/2021 and company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to “Risk Factors Summary” in Appendix ’20A and ’21E Revenue as ’21E-’23E Revenue CAGR % of ’19A Revenue

165 179 Inspirato is priced at a compelling valuation for PIPE investors 215 179 208 179 TEV / FY22E Revenue Median Multiples 159 145 Consumer Platform Supply / 186 202 Online Travel: Subscription Leaders: 207 188 6.8x All Peer Median: 4.7x 4.6x 4.4x 3.0x 255 187 2.6x 255 206 204 217 Inspirato Proposed Consumer Platform Online Travel Traditional Hospitality Traditional Vacation Pricing Supply / Subscription Rental Leaders 255 255 0 Implied (Disc.) / (55.6%) (35.0%) (30.5%) 15.5% Prem. Revenue Multiple Traditional Vacation Rental: Traditional Hospitality: ’21E – ’23E 51.0% 19.1% 34.2% 13.0% 28.1% Revenue CAGR Growth-Adjusted 0.06x 0.36x 0.14x 0.16x 0.20x 1 Revenue Multiple Implied (Disc.) / (83.4%) (56.4%) (61.7%) (70.5%) Prem. On Growth- Adj. Basis Transaction is priced below peer multiples Source: FactSet as of 06/16/2021 and company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to “Risk Factors Summary” in Appendix 1. Calculated as TEV/FY22E revenue multiple divided by FY21-FY23 revenue CAGR 165 179 Inspirato is priced at a compelling valuation for PIPE investors 215 179 208 179 TEV / FY22E Revenue Median Multiples 159 145 Consumer Platform Supply / 186 202 Online Travel: Subscription Leaders: 207 188 6.8x All Peer Median: 4.7x 4.6x 4.4x 3.0x 255 187 2.6x 255 206 204 217 Inspirato Proposed Consumer Platform Online Travel Traditional Hospitality Traditional Vacation Pricing Supply / Subscription Rental Leaders 255 255 0 Implied (Disc.) / (55.6%) (35.0%) (30.5%) 15.5% Prem. Revenue Multiple Traditional Vacation Rental: Traditional Hospitality: ’21E – ’23E 51.0% 19.1% 34.2% 13.0% 28.1% Revenue CAGR Growth-Adjusted 0.06x 0.36x 0.14x 0.16x 0.20x 1 Revenue Multiple Implied (Disc.) / (83.4%) (56.4%) (61.7%) (70.5%) Prem. On Growth- Adj. Basis Transaction is priced below peer multiples Source: FactSet as of 06/16/2021 and company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to “Risk Factors Summary” in Appendix 1. Calculated as TEV/FY22E revenue multiple divided by FY21-FY23 revenue CAGR

165 179 Valuation benchmarking 215 179 208 179 Consumer Platform Supply / Subscription Leaders Online Travel Traditional Hospitality Traditional Vacation Rental 159 145 186 202 Median: 6.8x Median: 4.7x Median: 4.4x Median: 2.6x 207 188 14.4x 12.7x 12.6x 255 187 9.0x 255 206 7.3x 6.8x 6.7x 6.1x 204 217 5.9x 5.4x 4.7x 4.5x 3.3x 3.3x 3.0x 3.1x 3.1x 2.9x 2.8x 2.8x 2.5x 2.4x 1.4x 255 255 0 Median: 6.0x Median: 3.9x Median: 3.8x Median: 2.4x 11.9x 10.7x 10.3x 7.9x 6.2x 6.0x 5.5x 5.0x 4.7x 4.7x 3.9x 3.7x 2.8x 2.9x 2.8x 2.6x 2.7x 2.6x 2.4x 2.3x 2.2x 2.1x 1.3x Source: FactSet as of 06/16/2021 and company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to “Risk Factors Summary” in Appendix TEV / 2023E Revenue TEV / 2022E Revenue 165 179 Valuation benchmarking 215 179 208 179 Consumer Platform Supply / Subscription Leaders Online Travel Traditional Hospitality Traditional Vacation Rental 159 145 186 202 Median: 6.8x Median: 4.7x Median: 4.4x Median: 2.6x 207 188 14.4x 12.7x 12.6x 255 187 9.0x 255 206 7.3x 6.8x 6.7x 6.1x 204 217 5.9x 5.4x 4.7x 4.5x 3.3x 3.3x 3.0x 3.1x 3.1x 2.9x 2.8x 2.8x 2.5x 2.4x 1.4x 255 255 0 Median: 6.0x Median: 3.9x Median: 3.8x Median: 2.4x 11.9x 10.7x 10.3x 7.9x 6.2x 6.0x 5.5x 5.0x 4.7x 4.7x 3.9x 3.7x 2.8x 2.9x 2.8x 2.6x 2.7x 2.6x 2.4x 2.3x 2.2x 2.1x 1.3x Source: FactSet as of 06/16/2021 and company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to “Risk Factors Summary” in Appendix TEV / 2023E Revenue TEV / 2022E Revenue

165 179 215 179 208 179 Section 4. Appendix 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Breckenridge, CO Breckenridge, CO 165 179 215 179 208 179 Section 4. Appendix 159 145 186 202 207 188 255 187 255 206 204 217 255 255 0 Breckenridge, CO Breckenridge, CO

Financial projections 165 179 215 179 Optimizing for Growth 208 179 ($ in thousands) 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 159 145 Subscription Revenue 51,705 76,045 92,900 95,808 161,619 226,128 303,126 381,493 186 202 Usage Revenue 126,563 144,268 72,313 126,565 204,646 280,930 381,535 503,259 207 188 Total Revenue 178,268 220,314 165,213 222,373 366,265 507,058 684,661 884,752 255 187 Revenue Growth 9% 24% (25%) 35% 65% 38% 35% 29% 255 206 Cost of Revenue 113,025 136,941 98,516 153,766 256,313 355,216 477,385 605,441 204 217 Gross Profit 65,243 83,372 66,697 68,607 109,953 151,842 207,277 279,311 Gross Margin 37% 38% 40% 31% 30% 30% 30% 32% 255 255 Sales & Marketing 33,982 38,458 25,586 36,069 52,983 64,669 74,508 83,483 0 % of Revenue 19% 17% 15% 16% 14% 13% 11% 9% Technology & Development 10,111 12,917 12,653 16,757 19,617 19,925 22,603 25,679 % of Revenue 6% 6% 8% 8% 5% 4% 3% 3% General & Administrative 21,497 26,415 19,631 30,858 46,888 53,308 59,806 67,312 % of Revenue 12% 12% 12% 14% 13% 11% 9% 8% Total Operating Expense 65,591 77,789 57,870 83,683 119,489 137,902 156,917 176,474 % of Revenue 37% 35% 35% 38% 33% 27% 23% 20% 1 Adjusted EBITDA (359) 5,518 9,590 (15,077) (9,536) 13,940 50,359 102,837 2 Adjusted EBITDA Margin (0%) 3% 6% (7%) (3%) 3% 7% 12% Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs. We have not reconciled the non-GAAP measures for the future periods to their corresponding GAAP measures because certain reconciling items such as stock-based compensation depend on factors such as stock price and thus cannot be reasonably predicted. Accordingly, reconciliation to the non-GAAP projected measures are not available. The GAAP measures may vary significantly 2. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue Financial projections 165 179 215 179 Optimizing for Growth 208 179 ($ in thousands) 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 159 145 Subscription Revenue 51,705 76,045 92,900 95,808 161,619 226,128 303,126 381,493 186 202 Usage Revenue 126,563 144,268 72,313 126,565 204,646 280,930 381,535 503,259 207 188 Total Revenue 178,268 220,314 165,213 222,373 366,265 507,058 684,661 884,752 255 187 Revenue Growth 9% 24% (25%) 35% 65% 38% 35% 29% 255 206 Cost of Revenue 113,025 136,941 98,516 153,766 256,313 355,216 477,385 605,441 204 217 Gross Profit 65,243 83,372 66,697 68,607 109,953 151,842 207,277 279,311 Gross Margin 37% 38% 40% 31% 30% 30% 30% 32% 255 255 Sales & Marketing 33,982 38,458 25,586 36,069 52,983 64,669 74,508 83,483 0 % of Revenue 19% 17% 15% 16% 14% 13% 11% 9% Technology & Development 10,111 12,917 12,653 16,757 19,617 19,925 22,603 25,679 % of Revenue 6% 6% 8% 8% 5% 4% 3% 3% General & Administrative 21,497 26,415 19,631 30,858 46,888 53,308 59,806 67,312 % of Revenue 12% 12% 12% 14% 13% 11% 9% 8% Total Operating Expense 65,591 77,789 57,870 83,683 119,489 137,902 156,917 176,474 % of Revenue 37% 35% 35% 38% 33% 27% 23% 20% 1 Adjusted EBITDA (359) 5,518 9,590 (15,077) (9,536) 13,940 50,359 102,837 2 Adjusted EBITDA Margin (0%) 3% 6% (7%) (3%) 3% 7% 12% Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Notes: 1. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs. We have not reconciled the non-GAAP measures for the future periods to their corresponding GAAP measures because certain reconciling items such as stock-based compensation depend on factors such as stock price and thus cannot be reasonably predicted. Accordingly, reconciliation to the non-GAAP projected measures are not available. The GAAP measures may vary significantly 2. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue

Operating expenses 165 179 215 179 208 179 S a l es & Ma r ke ting Ex p e nse s Te c h n ol o gy & D e v el o pment Ex p e n ses 1 2 ( $ i n m m ) ( $ i n m m ) 159 145 $ 83 $ 26 $ 75 186 202 $ 23 $ 65 207 188 $ 20 $ 20 $ 53 $ 17 $ 38 $ 13 $ 13 $ 36 255 187 $ 26 255 206 204 217 2019 2020 2021E 2022E 2023E 2024E 2025E 2019 2020 2021E 2022E 2023E 2024E 2025E % of % of 255 17% 15% 16% 14% 13% 11% 9% 6% 8% 8% 5% 4% 3% 3% Revenue Revenue 255 0 G e n e ral & A d min is tra tive Ex p e n ses K e y H igh l igh ts 3 ( $ i n m m ) $ 67 $ 60 Increase in S&M expenses attributed to building out salesforce to drive $ 53 1 acceleration in new subscribers, cross-sell and upsell of existing products $ 47 $ 31 $ 26 Investment in T&D to continue to optimize online functionality and platform $ 20 2 optimization G&A expected to decline as percent of revenue driven by economies of scale 2019 2020 2021E 2022E 2023E 2024E 2025E 3 and lack of need for additional corporate and senior team resources % of 12% 12% 14% 13% 11% 9% 8% Revenue Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix Operating expenses 165 179 215 179 208 179 S a l es & Ma r ke ting Ex p e nse s Te c h n ol o gy & D e v el o pment Ex p e n ses 1 2 ( $ i n m m ) ( $ i n m m ) 159 145 $ 83 $ 26 $ 75 186 202 $ 23 $ 65 207 188 $ 20 $ 20 $ 53 $ 17 $ 38 $ 13 $ 13 $ 36 255 187 $ 26 255 206 204 217 2019 2020 2021E 2022E 2023E 2024E 2025E 2019 2020 2021E 2022E 2023E 2024E 2025E % of % of 255 17% 15% 16% 14% 13% 11% 9% 6% 8% 8% 5% 4% 3% 3% Revenue Revenue 255 0 G e n e ral & A d min is tra tive Ex p e n ses K e y H igh l igh ts 3 ( $ i n m m ) $ 67 $ 60 Increase in S&M expenses attributed to building out salesforce to drive $ 53 1 acceleration in new subscribers, cross-sell and upsell of existing products $ 47 $ 31 $ 26 Investment in T&D to continue to optimize online functionality and platform $ 20 2 optimization G&A expected to decline as percent of revenue driven by economies of scale 2019 2020 2021E 2022E 2023E 2024E 2025E 3 and lack of need for additional corporate and senior team resources % of 12% 12% 14% 13% 11% 9% 8% Revenue Source: Company financial model. 2018-2020 financials have not yet been audited under PCAOB standards. Please refer to Risk Factors Summary in Appendix

Non-GAAP measure reconciliation 165 179 215 179 208 179 159 145 186 202 ($ in thousands) 2018 2019 2020 207 188 Net Income (Loss) (10,479) (2,761) 355 255 187 255 206 Interest Expense 2,331 1,160 584 204 217 Interest Income (99) (161) (42) Loss on Sale of Assets - 233 39 255 Pandemic Related Severance - - 953 255 Depreciation & Amortization 6,731 5,613 5,259 0 Stock Compensation 1,157 1,434 2,442 1 Adjusted EBITDA (359) 5,518 9,590 Note: 1. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs Non-GAAP measure reconciliation 165 179 215 179 208 179 159 145 186 202 ($ in thousands) 2018 2019 2020 207 188 Net Income (Loss) (10,479) (2,761) 355 255 187 255 206 Interest Expense 2,331 1,160 584 204 217 Interest Income (99) (161) (42) Loss on Sale of Assets - 233 39 255 Pandemic Related Severance - - 953 255 Depreciation & Amortization 6,731 5,613 5,259 0 Stock Compensation 1,157 1,434 2,442 1 Adjusted EBITDA (359) 5,518 9,590 Note: 1. Adjusted EBITDA is a non-GAAP financial measure that Inspirato defines as net income before interest, taxes depreciation and amortization, stock compensation expense, loss on sale of assets and pandemic related severance costs

Risk Factors Summary 165 179 215 179 208 179 1. The COVID-19 pandemic and the impact of actions to mitigate the COVID-19 pandemic have materially adversely impacted and will continue to materially adversely impact Inspirato’s business, results of operations and financial condition. 2. Inspirato has a history of net losses and may not be able to achieve profitability. 3. If Inspirato fails to retain existing members or add new members, its business, results of operations and financial condition would be materially adversely affected. 159 145 4. Certain historical financial information provided herein is preliminary: the financial statements for 2020 are unaudited. Inspirato is in the process of completing audits in accordance with PCAOB standards with respect to its financial statements for 2018, 2019 and 2020. Once completed, Inspirato will 186 202 update and may restate certain historical financial information. 207 188 5. Inspirato’s revenue growth rate may slow in the future. 6. The business and industry in which Inspirato participates are highly competitive, and Inspirato may be unable to compete successfully with its current or future competitors. 7. Inspirato may be unable to effectively manage its growth. 255 187 8. If Inspirato fails to offer high-quality member support, its business and reputation will suffer. 255 206 9. Inspirato may not be able to obtain sufficient new and recurring supply of luxury accommodations and experiences. Inspirato also may not be able to renew its existing supply of luxury accommodations and experiences. 204 217 10. Inspirato has limited experience with its pricing models, particularly for Inspirato Pass, and may not accurately predict the long-term rate of customer adoption or renewal or the impact these will have on its revenue or results of operations. 11. Inspirato’s business depends on attracting and retaining capable management and employees, and the loss of any key personnel could materially adversely affect its business, results of operations and financial condition. 12. Maintaining and enhancing Inspirato’s brand and reputation is critical to its growth, and negative publicity could damage its brand and thereby harm its ability to compete effectively, and could materially adversely affect its business, results of operations and financial condition. 255 255 13. As a result of recognizing revenue in accordance with FASB Accounting Standards Codification Topic 606, “Revenue from Contracts with Customers”, Inspirato’s financial statements may not immediately reflect changes in customer bookings, cancellations and other operating activities. 0 14. The failure to successfully execute and integrate acquisitions could materially adversely affect Inspirato’s business, results of operations and financial condition. 15. Inspirato relies on consumer discretionary spending and any further and continued decline or disruption in the travel and hospitality industries or economic downturn could materially adversely affect its business, results of operations and financial condition. 16. The market for a majority of Inspirato’s offerings is still relatively new, and if it does not continue to grow, grows more slowly than expected or fails to grow as large as expected, Inspirato’s business, financial condition and results of operations could be materially adversely affected. 17. If Inspirato is unable to manage the risks presented by its international business model, its business, results of operations and financial condition would be materially adversely affected. 18. Dependence on third parties such as landlords, connected platforms and hotel partners directly impacts Inspirato’s reputation and ability to generate revenue in the event these third parties are unwilling or unable to meet their contractual obligations. 19. Inspirato has and may continue to experience significant fluctuations in its results of operations, which make it difficult to forecast its future results. 20. The hospitality industry is subject to seasonal and cyclical volatility, which may materially adversely affect and contribute to fluctuations in Inspirato’s results of operations and financial condition. 21. The coverage afforded under Inspirato’s insurance policies may be inadequate for the needs of its business or its third-party insurers may be unable or unwilling to meet its coverage requirements and the cost of insurance could increase. 22. Inspirato faces risks related to Inspirato’s intellectual property. 23. Unfavorable changes in government regulation or taxation of the evolving hospitality, internet and e-commerce industries could harm Inspirato’s results. 24. If Inspirato fails to prevent data security breaches, there may be damage to its brand and reputation, material financial penalties and legal liability, along with a decline in use of its platform, which would materially adversely affect its business, results of operations and financial condition. Risk Factors Summary 165 179 215 179 208 179 1. The COVID-19 pandemic and the impact of actions to mitigate the COVID-19 pandemic have materially adversely impacted and will continue to materially adversely impact Inspirato’s business, results of operations and financial condition. 2. Inspirato has a history of net losses and may not be able to achieve profitability. 3. If Inspirato fails to retain existing members or add new members, its business, results of operations and financial condition would be materially adversely affected. 159 145 4. Certain historical financial information provided herein is preliminary: the financial statements for 2020 are unaudited. Inspirato is in the process of completing audits in accordance with PCAOB standards with respect to its financial statements for 2018, 2019 and 2020. Once completed, Inspirato will 186 202 update and may restate certain historical financial information. 207 188 5. Inspirato’s revenue growth rate may slow in the future. 6. The business and industry in which Inspirato participates are highly competitive, and Inspirato may be unable to compete successfully with its current or future competitors. 7. Inspirato may be unable to effectively manage its growth. 255 187 8. If Inspirato fails to offer high-quality member support, its business and reputation will suffer. 255 206 9. Inspirato may not be able to obtain sufficient new and recurring supply of luxury accommodations and experiences. Inspirato also may not be able to renew its existing supply of luxury accommodations and experiences. 204 217 10. Inspirato has limited experience with its pricing models, particularly for Inspirato Pass, and may not accurately predict the long-term rate of customer adoption or renewal or the impact these will have on its revenue or results of operations. 11. Inspirato’s business depends on attracting and retaining capable management and employees, and the loss of any key personnel could materially adversely affect its business, results of operations and financial condition. 12. Maintaining and enhancing Inspirato’s brand and reputation is critical to its growth, and negative publicity could damage its brand and thereby harm its ability to compete effectively, and could materially adversely affect its business, results of operations and financial condition. 255 255 13. As a result of recognizing revenue in accordance with FASB Accounting Standards Codification Topic 606, “Revenue from Contracts with Customers”, Inspirato’s financial statements may not immediately reflect changes in customer bookings, cancellations and other operating activities. 0 14. The failure to successfully execute and integrate acquisitions could materially adversely affect Inspirato’s business, results of operations and financial condition. 15. Inspirato relies on consumer discretionary spending and any further and continued decline or disruption in the travel and hospitality industries or economic downturn could materially adversely affect its business, results of operations and financial condition. 16. The market for a majority of Inspirato’s offerings is still relatively new, and if it does not continue to grow, grows more slowly than expected or fails to grow as large as expected, Inspirato’s business, financial condition and results of operations could be materially adversely affected. 17. If Inspirato is unable to manage the risks presented by its international business model, its business, results of operations and financial condition would be materially adversely affected. 18. Dependence on third parties such as landlords, connected platforms and hotel partners directly impacts Inspirato’s reputation and ability to generate revenue in the event these third parties are unwilling or unable to meet their contractual obligations. 19. Inspirato has and may continue to experience significant fluctuations in its results of operations, which make it difficult to forecast its future results. 20. The hospitality industry is subject to seasonal and cyclical volatility, which may materially adversely affect and contribute to fluctuations in Inspirato’s results of operations and financial condition. 21. The coverage afforded under Inspirato’s insurance policies may be inadequate for the needs of its business or its third-party insurers may be unable or unwilling to meet its coverage requirements and the cost of insurance could increase. 22. Inspirato faces risks related to Inspirato’s intellectual property. 23. Unfavorable changes in government regulation or taxation of the evolving hospitality, internet and e-commerce industries could harm Inspirato’s results. 24. If Inspirato fails to prevent data security breaches, there may be damage to its brand and reputation, material financial penalties and legal liability, along with a decline in use of its platform, which would materially adversely affect its business, results of operations and financial condition.